AGREEMENT OF LEASE, made as of this     day of                , 1999 between
1333 Broadway Associates, a partnership having offices in care of Helmsly-Spear, Inc. party of the first part, hereinafter referred to as "Landlord" or "Lessor", and

GERBER CHILDRENSWEAR, INC.

A domestic corporation having offices at New York City, party of the second part, hereinafter referred to as "Tenant" or "Lessee".

WITNESSETH: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the space on the seventh floor, as more particularly shown on the plan annexed hereto and made a apart hereof. In the building known as 1333 Broadway in the Borough of Manhattan, City of New York, for the term of 7 years 1 month (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of April, 1999 and to end on the 30th day of April, 2006, both dates inclusive, at an annual rent of $472,905.00 for the period April 1, 1999 - April 30, 2001, $514,941.00 for the period May 1, 2001 - April
30, 2003 and $556,977.00 for the period May 1, 2003 - April 30, 2006, which
Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments of $ * in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant and agree as follows:

RENT

     FIRST:-Tenant shall pay the rent and additional rent as above and as hereinafter provided.

ADDITIONAL RENT

     SECOND:-(a) Tenant shall pay to Landlord, as additional rent hereunder, in advance, on the first day of each and every month during the term hereof, all sums expended by Landlord and/or which become due to Landlord under this lease and under any collateral agreements relating to the premises [See Insert (1)]. Tenant's use and occupancy thereof, the supplying by Landlord to Tenant of any services in connection therewith, together with any fines or penalties imposed or assessed by any governmental authority by reason of failure to comply with its requirements.

     (b) If Tenant shall default [See Insert (2)] in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any paragraph of this lease, Landlord may immediately or at any time thereafter and without notice perform the same for the account of Tenant, and if Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, [See Insert (3)] attorneys' fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder.

     (c) The receipt by Landlord at any time of any installment of the regular stipulated rent hereunder or of any additional rent shall not be deemed to be a waiver of any other additional rent then due. For the non-

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payment of any additional rent, Landlord shall have all the rights and remedies which it would have in the case of a default in the payment of the regular stipulated rent hereunder or any installment thereof.

RENT DUE UNDER OTHER LEASE AS ADDITIONAL RENT

     THIRD:- In the event that, at the commencement of the term of this lease, or thereafter. Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor, in interest, Landlord may, at Landlord's option and without notice to Tenant, add the amount of such arrearages to any monthly installment of rent payable hereunder, and the same shall be payable to Landlord as additional rent.

USE

     FOURTH:- Tenant shall use and occupy the demised premises for a showroom and office for the sale, at wholesale only, and display of children's wear1ng apparel and also for preteens, junior, young Then, young women and other wearing apparel and related merchandise and/or as an office and for no other purpose. Tenant shall not suffer or permit the demised premises or any part thereof to be used by others for any purpose whatsoever, without the prior written consent of Landlord in each instance.

         *  $39,408.75 for the period April 1, 1999 - April 30, 2001,
            $42,911.75 for the period May 1, 2001 - April 30, 2003, and
            $46,414.74 for the period May 1, 2003 - April 30, 2006

REQUIREMENTS OF LAW

     FIFTH:- [See Insert (3a)]


CERTIFICATE OF OCCUPANCY

     SIXTH:- Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy or certificate of compliance issued for the building of which the demised premises form a part, and in the event that any department of the City or State of New York shall hereafter at any time contend and/or declare by notice, violation, order or in any other manner whatsoever that the premises hereby demised are used for a purpose which is a violation of such certificate of occupancy. Tenant shall, upon five (5) days written notice from Landlord, immediately discontinue said use of such premises. Failure by Tenant to discontinue such use after such notice shall be considered a default in the fulfillment of a covenant of this lease, and Landlord shall have the right to terminate this lease immediately, and in addition thereto shall have the right to exercise any and all rights and privileges and remedies given to Landlord by and pursuant to the provisions of Paragraph 40 hereof. The statement in this lease of the nature of the business to be conducted by Tenant in demised premises shall not be deemed or construed to constitute a representation or guaranty by Landlord that such business may continue to be conducted in the premises for the entire period of the lease or is lawful or permissible under the certificate of occupancy in effect for the building of which the demised premises form a part, or otherwise permitted by law. If alterations or additions, including but not limited to a sprinkler system, are needed to permit lawful conduct of Tenant's business or to comply with the certificate of occupancy, the same shall be made by and at the sole expense of Tenant.

NON-HAZARDOUS USES

     SEVENTH:-Tenant shall not suffer any act to be done or any condition to exist on the demised premises or any part thereof or any article to brought thereon, which may be dangerous unless safeguarded as required by law, or by any insurance carrier having any interest in such conduct or condition or which may, in law, constitute a nuisance, public or private, and as not to make void or voidable any insurance applicable to the


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building, under penalty of damages and forfeiture.

SAFETY PRECAUTIONS

     EIGHTH:-Tenant shall not at any time allow smoking on any part of the premises where stock is stored. Tenant shall store all silk and other textiles in steel bins or shelving, the bottoms of which shall be at least six inches above the floor, and the tops of which shall extend at least three inches and shall have drip points so as to shed water from the goods. No shelving bins shall be installed without Landlord's prior written consent. Tenant shall make all floors water-tight by painting or covering them with linoleum or other water-tight floor covering, Where cleaning fluid is used, it shall be non-inflammable. Tenant shall use no cleaning fluid not approved in writing by Landlord. Tenant will not permit the accumulation of waste or refuse matter on the premises.

TENANT TO KEEP INSURANCE RATE LOW

     NINTH:-Tenant will conduct its business in such a manner as to enable Landlord or other tenants in the building to obtain the lowest possible insurance rate upon the entire building in which the demised premises are located, and will, at its sole expense, comply with all rules, orders, regulations or requirements of all public liability, fire and insurance policies in force at any time with respect to the demised premises, as well as all rules, orders, regulations or requirements of the New York Board of Fire Underwriters or any other similar body, and shall not do or permit anything to be done in or upon said premises or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization, or other authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate for fire insurance applicable to the building, or use the premises in a manner which shall increase the rate of fire insurance on the building of which demised premises form a part, or on property located therein, over that in effect prior to this lease. If by reason of failure of Tenant to comply with the provisions of this paragraph including, but not limited to, the mere use to which Tenant puts the premises, the fire insurance rate shall at the beginning of this lease or at any time thereafter be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Landlord, which shall have been charged because of such failure or use by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates for said premises, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, chemical, substance or material other than silk or other textiles, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate from the demised premises. That the premises are being used for the purpose set forth herein shall not relieve Tenant from the foregoing duties, obligation and expenses.

     TENTH:-(a) Tenant shall not assign, mortgage or encumber this agreement nor underlet the demised premises or any part thereof or permit the demised premises or any part thereof to be occupied by anybody other than Tenant, without the prior written consent of Landlord in each instance. The transfer of a majority of the issued and outstanding capital stock of any corporate lessee of this lease or a majority of the total interest in any partnership Lessee, however accomplished, and whether in a single


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transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this lease. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

     (b) If the demised premises shall be underlet in whole or in part by Tenant or its heirs, executors, administrators, legal representatives, successors or assigns, such party shall within three (3) days of such underletting, furnish Landlord with a duplicate original of such underlease and shall, on demand of Landlord, supply Landlord within three (3) days of such demand, a written list of all such undertenants, the terms, including expiration dates of their under-tenants the rents payable thereunder, and any additional information requested by Landlord. This provision or compliance therewith, however, shall in no event be construed to be a consent to any underletting or a waiver of the covenant against underletting contained herein. Non-compliance by Tenant with the provisions of this paragraph shall be deemed to be a breach of this lease.

     (c) Tenant assumes and shall be responsible for and liable to Landlord for all acts and omissions on the part of any present or future under-tenant, their agents, employees, servants or licensees, and any breach or violation of any of the terms, covenants, agreements, provisions, conditions and limitations of this lease, whether by act or omission, by any under-tenant shall constitute a breach or violation of this lease by Tenant.

WASTE

     ELEVENTH:-Throughout the term of this lease, Tenant will take good care of the demised premises and appurtenances and suffer no waste, damage, disfigurement or injury thereto or any part thereof.

ALTERATIONS

     TWELFTH:-(a) Tenant shall make no alterations, decorations, installations, additions or improvements in or to the demised premises, including, but not limited to, an air-conditioning or cooling system, unit or part thereof or other apparatus of like or other nature, nor bring materials in connection therewith on the demised premises without Landlord's prior written consent, and then only by contractors or mechanics [See Insert (4)] approved by Landlord, and subject to plans and specifications approved by Landlord. [See Insert (4a)] work alterations, decorations, installations, additions or improvements shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from lime to time [See Insert (5)] designate. All alterations, decorations, installations, additions or improvements upon demised premises, made by either party, including all paneling, decorations, Partitions, railings, mezzanine floors, galleries, steam, water, and air conditioning systems and units, shelving, electric fixtures and the like, shall, unless Landlord elects otherwise [See Insert (6)] become the property of Landlord, and shall remain upon, and be surrendered with, said premises, as a part thereof, at the end of the term or renewal term, as the case may be. In the event Landlord shall elect otherwise, then such alterations, installations, additions or improvements made by Tenant upon


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the demised premises as the Landlord shall select, shall be removed by Tenant at
Tenant's sole cost and expense. All alterations, decorations, installations, additions or improvements installed by Tenant may be used by Tenant without additional charge for such use, and without any right in the Landlord to remove the same in the absence of any default under this lease during the term hereof.

     b) Tenant, at its own expense, will promptly repair all damage and injury resulting from such removal and restore the space theretofore occupied by such fixtures and installations to good order and condition and to character and appearance equal to that of the area adjacent thereto, in default of any of which Landlord may at its option cause the same to be done at Tenant's expense [See Insert (7)]

REPAIRS

     THIRTEENTH:- Tenant shall take good care of the demised premises and the fixtures and appurtenances therein, and at its sole cost and expense make all repairs thereto as and when needed to preserve them in good working order and condition. All damage or injury to the demised premises and to its fixtures, appurtenances and equipment or to the building of which the same form a pan or to its fixtures, appurtenances and equipment [See Insert (8)] caused by Tenant's moving property in or out of the building or by installation or removal of furniture, fixtures, or other property, or resulting from fire, explosion, air-conditioning unit or system, short circuits, flow or leakage of water, steam, illuminating gas, sewer gas, sewerage or odors or by frost or by bursting or leaking of pipes or plumbing works or gas, or from any other cause of any other kind or nature whatsoever due to [ See Insert (9) ] of Tenant, its servants, employees, agents, visitors or licensees shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense to the satisfaction of Landlord. All aforesaid repairs, restorations and replacements shall be in quality and class equal to the original work or installations. If Tenant fails to make such repairs, restorations or replacements within a reasonable time same may be made by Landlord at expense of Tenant and collectible as additional rent.

LANDLORD'S LIABILITY, ALTERATIONS OR REPAIRS

     FOURTEENTH:-(a) Except where otherwise provided in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord. Tenant or others making any repairs' alterations, additions or improvements in or to any portion of the building or demised premises, or in or to fixtures, appurtenances, or equipment thereof, and no liability upon Landlord for failure of Landlord or others to make any repairs, alterations, additions or improvements in or to any portion of the building or demised premises, or in or to the fixtures, appurtenances or equipment thereof.

     (b) Landlord reserves the right to stop service of the electric, water, sprinkler, steam, air conditioning, elevator, heating and plumbing system when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the [ See Insert (10)] judgment of Landlord desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed.

EMPLOYMENT OF UNION LABOR TO MAKE ALTERATIONS AND REPAIRS

     FIFTEENTH:-Tenant agrees that whenever any alterations, additions, improvements, changes or repairs to the said premises are consented to by Landlord, or in the moving of merchandise, fixtures or equipment into the said building, or moving the same therefore, only such labor under agreement with the Building Trades Employers' Association of New York


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City, or which shall not cause strikes or concerted labor action by other employees of the building, and which have the same or similar labor union affiliations as those employed by Landlord or Landlord's contractors, shall be employed.

DISCHARGE OF LIENS, ETC

     SIXTEENTH:-(a) Any mechanic's lien filed against the demised premises, or the building of which the same form a part, for work claimed to have been done for, or materials claimed to have been furnished to Tenant, shall be discharged by Tenant within [See Insert (11)], by payment in full or at Tenant's expense, by filing the bond required by law. If Tenant fails to so pay or file any bond, Landlord may pay the amount of said lien or discharge the same by deposit, or otherwise, billing Tenant for all expenses in connection therewith as additional rent.

  (b) Nothing in this lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, sub-contractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to, or repair of the demised premises, or any part thereof, or for the demolition or replacement of the demised premises or any part thereof.

     (c) Tenant agrees to obtain and deliver to Landlord written and unconditional waiver of mechanics liens upon the premises or the building after payments to the contractors, and subject to any applicable provisions of the Lien Law.

SIGNS

     SEVENTEENTH:-Tenant will not, without Landlord-s written consent,[See Inset
(11a)] place, affix or paint any signs, awnings, projections or advertising material of any kind upon the exterior of the premises or of the building, not upon the windows, nor in any location that may be visible from any of the lobbies or passageways. If Tenant shall cause or permit any sign or other object, similar or dissimilar, to be placed on or affixed to any part of the building not inside the space specifically demised hereunder, Landlord shall have the right, without notice or liability to Tenant, to remove and dispose of the same and to make any repairs necessitated by such removal, all at Tenant's sole expense and risk. Landlord's expenses in so doing shall be deemed additional rent hereunder and collectible as such. [See Insert (11b)]

MISCELLANEOUS PROHIBITED ACTIONS OF TENANT

     EIGHTEENTH:-(a) Tenant will not cause or permit any connection to be made to the wiring on the electrical panel boards of the building without the prior written consent and supervision of Landlord.


     (b) Tenant agrees that it will not drive nails in, drill in, disfigure or deface any part of the building nor suffer the same to be done, nor cause or permit the floors, walls, doors or ceilings of the demised premises to be drilled, hammered, pounded or otherwise dealt with in a noisy or disturbing manner at any time during customary business hours (i.e. between 9:00 A.M. and 5:00 P.M.) whether or not such activities are incidental to or part of work to which Landlord has consented. [See Insert (11c)]

     (c) Tenant shall not install any pressing equipment, whether connected to Tenant's gas-flied boiler or to the building steam system, without first having plans and specifications approved by Landlord.

     The vacuum used by pressing machines for the dying of garments shall be created by an electrically driven vacuum pump. Tenant shall not use any


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vacuum created by the use of steam from a gas-fired boiler or from the building steam system.

     (d)Tenant shall not permit any connection to be made at the demised premises with any high pressure steam lines, electric current lines or water lines without Landlord's prior written consent.

     (e) Tenant shall not make any electrical or plumbing installation without Landlord's prior written consent. All water lines must be installed in red brass.

     (f) Window air-conditioning units shall in no event be installed without Landlords' prior written approval or be mounted so as to extend outward beyond the line of the window frame.

     (g)Tenant shall install no linoleum, rubber, mastic or vinyl tile floor covering, unless it is laid over a layer of felt, double cemented in the manner approved by Landlord.

     (h) Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which such floor was designed to carry, and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes which must be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance. Tenant agrees that upon the written request of Landlord, Tenant will within fifteen (15) days of the mailing of such request, provide rubber or other approved settings for absorbing preventing and decreasing noise and/or vibration from any or all machines or machinery, such insulation or other devices for the prevention, decrease or elimination of noise satisfactory to Landlord shall be made in such manner and of such material as Landlord may direct, In the event that Tenant fails to comply with the aforesaid request within the fifteen (15) days aforementioned, Landlord may, at its option, by notice in writing to Tenant, cause the term of this lease to expire. Landlord in such event shall have the right to re-enter the premises by summary proceedings or otherwise without liability. Landlord shall not give less than thirty (30) days' notice of its election to terminate the lease as above provided. Landlord shall have the right to enter the demised premises with workmen and materials and to insulate the machinery as above provided, collecting from Tenant the cost of such work as additional rent in the event that Tenant fails to comply with the written request aforementioned after the expiration of fifteen (15) days from the receipt thereof.

     (i)Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter, or fixtures into or out of the building without Landlord's prior written consent and the filing with Landlord of a Rigger's Liability Insurance Certificate satisfactory of Landlord. If such safe, machinery, equipment, freight, bulky matter or fixtures require special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work, and that all work in connection therewith shall comply with the Administrative Code of the City of New York.

     (j)If the demised premises be or become infested with vermin, Tenant shall, at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Landlord, and shall employ such exterminators and such exterminating company or companies as shall be [See Insert (12)]


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approved by Landlord.

     (k) The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein.

     (l) Tenant agrees to provide proper receptacles as called for by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or of the authority having jurisdiction. Tenant hereby agrees to cause its rubbish or waste to be disposed of at its own cost and expense, subject to all the rules and regulations that from time to time may be made in connection therewith by Landlord, including a regulation that Tenant shall use a single rubbish or waste remover designated by Landlord for the removal of the rubbish or waste of the tenants in the building. Tenant further agrees that it shall not at any time store any of its rubbish or waste in the lobbies, foyers, passage-ways or other spaces adjacent to the premises herein demised, nor shall Tenant place the rubbish (which is to be taken by the waste remover) in the said areas prior to 5:00 P.M.

     (m) If Tenant is a lessee of any store in said building, the said Tenant hereby agrees to keep the sidewalk, entrance and passage-ways unencumbered and unobstructed, and agrees, further, to remove all ice and snow from the sidewalks immediately in front of the demised premises.

     (n) Tenant will not suffer, permit or allow unusual or objectionable odors to be produced upon or permeate from the demised premises.

WINDOW CLEANING

     NINETEENTH:-Tenant will not clean, nor require, permit, suffer or allow any window in the demised premises to be cleaned, from the outside in violation of
Section 202 of the Labor Law or of the rules or the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

NOTICE OF DAMAGE TO PIPES, OF FIRE

     TWENTIETH:-Tenant shall give prompt notice to Landlord of any accidents to or defects in the pipes and apparatus in the building or of any fire that may occur.

LANDLORD'S ACCESS TO PREMISES

     TWENTY-FIRST:-Tenant shall permit Landlord to erect, use and maintain, pipes and conduits in and through the demised premises[See Insert (13)]. Landlord or Landlord's agents shall have the right to enter the demised premises at all [See Insert (14)] times to examine the same, and to show them to prospective purchasers or lessees of the building, and to make such decorations, repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord and its representatives shall be allowed to take and store all material into and upon said premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said decorations, repairs, alterations, improvements, or additions are being made, by reason of toss or interruption of business of Tenant, or otherwise. During the six months prior to the expiration of the term of this lease, or any renewal term, Landlord may [See Insert (15)] exhibit the premises to prospective tenants or purchasers. If, during the last month of the term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the demised premises, without elimination or abatement of rent, or incurring liability


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to Tenant for any compensation, and such acts shall have no effect upon this lease. If Tenant shall not be personally present to open-and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this lease. Nothing herein contained; however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair, of the building or any part thereof, other than as herein provided. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefore, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building is commonly known.

ELECTRICITY

     TWENTY-SECOND:-See Rider

WATER SEWER RENTS

     TWENTY-THIRD:- (a) [See Insert (16)] installs a water meter to measure Tenant's water consumption for all purposes, Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant. Landlord may inspect such water meter at any time and shall have access thereto at all [See Insert (17)] times for the purpose of such inspection.

     (b) In addition to the foregoing, Tenant agrees to pay its proportionate share of the water consumed in the toilets and other portions of the premises over which Landlord may reserve control, irrespective of the fact that the same shall be located outside of the demised premises.

     (c) Tenant covenants and agrees to pay its pro-rata share of the sewer rent, charge or any other tax, rent levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system.

     (d) The bill rendered by Landlord for metered water, sewer or any other charges provided for in this paragraph "23," shall be based upon Tenant's consumption and shall be payable by Tenant as additional rent. Any such [See Insert (18)] costs or expenses incurred or payments made by Landlord for any of the reasons or purposes hereinabove stated, shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such. If the building or the demised premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises, Tenant shall pay to Landlord as additional rent, on the first day of each month, $250.00 as Tenant's portion. Independently of and in addition to any of the remedies reserved to Landlord hereinabove or elsewhere in this lease, Landlord may sue for and collect any monies to be paid by Tenant or paid by Landlord for any of the reasons or purposes hereinabove set forth.

SPRINKLER

     TWENTY-FOURTH:- If the sprinkler system or any of its appliances shall be damaged or injured or not in proper working order by reason of any [See Insert
(19)] of Tenant, Tenant's agents, servants, employees, licensees or visitors, Tenant shall forthwith restore the same in good working condition at its own expense: and if the New York Board of Fire Underwriters or the New York Fire Insurance Rating Organization or any Bureau, department or official of the State or City Government, require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Rating Organization, or by any Fire Insurance Company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. Tenant shall pay to Landlord as additional rent the sum of $250.00 on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service. [See Insert (20)]

AIR CONDITIONING

     TWENTY-FIFTH:-Tenant shall have the privilege of using the air conditioning system which affects the whole or a portion of the demised premises, and shall, at its own cost and expense, maintain and operate said system in compliance with all present and future laws and governmental requirements, and shall obtain all governmental licenses and permits now or hereafter required. Tenant shall pay for all electric current, water and refrigerants used in connection with said system. Tenant, at its own cost and expense, shall make or cause to be made, all repairs, alterations, changes, additions or improvements in and to said system which may be necessary or which may be required or recommended by any governmental authority, and shall furnish all parts and supplies necessary or desirable in connection therewith, but no alterations, changes, additions or improvements shall be made by Tenant without the advance written consent of Landlord. Landlord's charges for electric current, water and refrigerants and for such parts, supplies, repairs, alterations, changes, additions or improvements as are caused to be furnished or made by Landlord shall be payable by Tenant as additional rent upon presentation of Landlord's bill for same. The non-functioning or defective functioning of said air conditioning system, or Tenant's inability to operate or maintain the same incompliance with lawful requirements, or any delay, discomfort or inconvenience suffered by Tenant in connection therewith, or, without limitation of or by the foregoing, any other matter or thing related to such system, shall not give rise to any obligation or liability on the part of Landlord and shall not affect this lease or be deemed to release or discharge Tenant of any of Tenant's obligations or liabilities under this lease or otherwise. Title to said system and all present and future parts thereof is and shall be vested in Landlord.

ELEVATOR

     TWENTY-SIXTH:- (a) As long as Tenant is not in default under any of the covenants of this lease, Landlord shall provide at least one (1) passenger elevator 24 hours per day, 7 days per week.

     (b) If the building of which the demised premises are a part supplies manually operated elevator service, Landlord may proceed with alterations necessary to substitute automatic control elevator service upon ten ( 10) days written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Landlord pursues with due diligence the completion of the alterations. Where automatic control elevator service is now, or hereafter furnished, and the demised premises contain an entire floor or floors, Tenant will provide, at its own cost and expense, locks for all entrances to such floor or floors from the elevators.

     (c) Tenant agrees it will not permit its employees other than office help to use the passenger elevator in said building, nor will it permit them to use the stairs leading to and from the passenger entrance to said building. Landlord may prescribe and regulate which elevator and entrance shall be used by Tenant's employees and for Tenant's shipping.

HEAT, CLEANING, PUBLIC AREAS

     TWENTY-SEVENTH:-Landlord will: (a) Furnish heat to the demised premise when and as required by law, on business days during regular business hours.

     (b) Cause to be kept clean the public halls and public portions of the building, which are used in common by all tenants.

REQUIRED ALTERATIONS MACHINERY

     TWENTY-EIGHTH:-It is expressly agreed that if in consequence of the use of the demised premises for manufacturing purposes any Municipal or State Authority requires alterations and additions to such premises or the building of which they are a part, Landlord, in addition to other remedies provided for in this lease, shall have the option of terminating this lease on sixty (60) days written notice to Tenant. Upon expiration of said sixty (60) days, the term of this lease shall terminate, and Tenant shall immediately vacate the premises. In such event, Landlord shall refund to Tenant the unearned pro rata portion of any rent paid in advance. Landlord reserves the privilege of complying with any order, rule or regulation as aforementioned in order to remove such violation, if any. In such event, Tenant waives any and all claims for damages growing out of the work in the building or on the premises in connection therewith. In the event that the violation can be removed by Tenant's limiting the number of employees in the demised premises, Tenant shall so limit the number of employees immediately and no claim for damages or any loss may be made against Landlord therefor.

FIXTURES & PARTITIONS INSTALLED BY LANDLORD

     TWENTY-NINTH:-Tenant shall have the use of the partitions existing in the premises demised herein and of all other equipment, fixtures and appurtenances installed by Landlord prior to or during the term hereof. The ownership of all such property shall at all times be vested in Landlord and possession thereof shall revert to Landlord upon the expiration of the lease.

VAULTS

     THIRTIETH:-If any vault space is adjacent to the demised premises, the same shall not be or be deemed to be part of the demised premises or its appurtenances. Landlord may permit Tenant to use such vault space gratuitously, but such permission may be revoked by Landlord at any time on two (2) days' notice. Landlord shall have the right at any time to cause a wall to be erected for the purpose of sealing off such vault space from the demised premises. Said wall may be erected wholly or partly on that portion of the demised premises which abuts such vault space. Landlord and its designees shall have the right from time to time to enter and remain upon the demised premises, with men and materials, for the purpose of erecting such wall. Tenant shall not be entitled to any compensation, abatement of rent, or other claim by reason of any action taken under this paragraph by or on behalf of Landlord. Any fee or license charge or tax of municipal authorities for such vault shall be paid by Tenant.

LIABILITY OF LANDLORD, PROPERTY LOSS, DAMAGE

     THIRTY-FIRST:-Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for the loss of or damage to any property of Tenant by theft or otherwise. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling ceilings, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of said building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, including but not limited to the making of repairs and improvements. Unless caused by or due to the negligence [See Insert (20a)] of Landlord, its agents, servants or employees: nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in said building or caused by operations in construction of any private, public or quasi public work: nor shall Landlord be liable for any latent defect in the demised premises or in the building of which they form a part. Tenant shall give immediate notice to Landlord in case of fire or accidents in the demised premises or in the building or of defects therein or in any fixtures or equipment.

INDEMNITY

     THIRTY-SECOND:-Tenant shall, throughout the term and thereafter. indemnify Landlord and save it harmless and free from damages, liabilities, penalties, losses, expenses, causes of action, claims, suits and judgments, as well as all expenses and [See Insert (21)] attorneys' fees, arising from injury during said term to person or property of any nature, and also for any matter or thing growing out of the occupation of the demised premises occasioned in whole or part by [See Insert (21a)] acts, omission or omissions of Tenant, its employees, guests, agents, assigns or undertenants [See Insert (22)].

LIABILITY OF LANDLORD, SERVICE INTERRUPTION, ACTS BEYOND CONTROL

     THIRTY-THIRD:-Neither this lease nor any obligation hereunder on Tenant's part to be performed (including, but not limited to, Tenant's obligation to pay the rents provided for hereunder) shall in any wise be released, discharged, impaired, excused or otherwise affected because of Landlords inability to supply, furnish or make such services, fixtures, equipment, repairs, additions, improvements, alterations and/or decorations, if any, as Landlord may be required to supply, furnish or make hereunder or in connection herewith, or because of any delay in supplying, furnishing or making any of the foregoing, if such inability or delay directly or indirectly results from or is caused by or attributable to any cause or thing whatsoever beyond Landlord's control, including, but not limited to, any law or ordinance or any governmental order, rule, regulation or requirement, or any shortages in supplies, materials or labor, or any acts of God, or any labor difficulties, disasters or acts of public enemies, and in any such event Landlord shall be relieved of any liability to Tenant which it might otherwise have had by reason of any such requirement. Lessee agrees to look solely to Lessor's estate and interest in the land and building, or the lease of the building or of the land and building, and the demised premises, for the satisfaction of any right or remedy of Lessee for the collection of a judgment (or other judicial process) requiring the payment of money by Lessor, in the event of any liability by Lessor, and no other property or assets of Lessor shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder, or Lessee's use and occupancy of the demised premises or any other liability of Lessor to Lessee (except for negligence).

SUBORDINATION

     THIRTY-FOURTH:-This lease is and shall be subject and subordinate at all times to all present or future leases and subleases of the entire building or of the land and entire building of which the demised premises form a part, and to all mortgages which now affect or may hereafter affect or be made in respect of such leases and subleases or the real property of which the demised premises form a part (whether or not such leases or mortgages also affect any other or additional real property), and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all advances made or hereafter to be made upon the security thereof. This clause shall be self-operative and no further instrument in writing to effectuate such subordination shall be necessary. In confirmation of such subordination, however, Tenant shall on [See Insert (23)] promptly execute, acknowledge and deliver such further instruments or certificates that Landlord may request. In the event that any Master Lease or any other ground or underlying lease is terminated, or any mortgage foreclosed, this lease shall not terminate or be terminable by Lessee unless Lessee was specifically named in any termination or foreclosure judgment or final order. In the event that the Master Lease or any other ground or underlying lease is terminated as aforesaid. Lessee agrees to enter into a new lease covering the within premises, for the remaining term of this lease and otherwise on the same terms, conditions and rentals as herein provided, with and at the election of the holder of any superior lease, or if there is no superior lease in existence, then with and at the election of the holder of the fee title to the premises. If the current term of the Master Lease shall expire prior to the date set forth herein for the expiration of this lease, then, unless Lessor, at its sole option, shall have elected to extend or renew the term of the Master Lease, the term of this lease shall expire on the date of expiration of the Master Lease, notwithstanding the later expiration date hereinabove set forth. If the Master Lease is renewed, then the term of this lease shall expire as hereinabove set forth. From time to time, Lessee, on at least ten (10) days' prior written request by Lessor, will deliver to Lessor a statement in writing certifying that this lease is unmodified and in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid and stating whether or not the Lessor is in default in performance of any covenant, agreement or condition contained in this lease and, if so, specifying each such default of which Lessee may have knowledge. This paragraph shall not be deemed modified in whole or in part by any provision of this lease or any rider thereto during the term hereof. Unless such provisions or rider shall by its terms expressly so modify it.

FIRE

     THIRTY-FIFTH:-In the event of damage by fire, or other action of the elements, to the demised premises not rendering all of them unfit for occupancy. Landlord shall repair the same with reasonable dispatch after notice of such damage, and the rent accrued or accruing shall cease [See Insert (24)]: but if the damage be so extensive as to render all of the demised premises untenantable, the rent shall [See Insert (25)] cease until they be repaired, provided the damage be not caused by the [See Insert (26)] of Tenant, or of the agents or servants of Tenant. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles" or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, or if the cost of restoration of the building of which the demised premises are a part, resulting from the aforesaid fire or other casualty shall exceed the sum of $3,000,000, then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of termination, which notice shall be given as provided in this lease, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord upon the termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this paragraph shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant, the debris shall be removed by and at the expense of Tenant [See Insert (27)].

CONDEMNATION

     THIRTY-SIXTH:-If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding. If any part of the land or the building of which the demised premises are a part shall be so acquired or condemned, then and in that event the term of this lease, at the option of Landlord, shall cease and terminate on ten (10) days' notice by Landlord to Tenant. In neither event shall Tenant have any claim for the value of any unexpired term of said lease [See Insert (28)].

BANKRUPTCY

     THIRTY-SEVENTH:-If, when and to the extent permitted by law, the parties agree that the following provisions shall apply to this lease and tenancy (and that the provisions of II U.S.C. ss. 365(b) shall be applied):
     (a) If at any time prior to the date herein fixed as the commencement of the term of this lease there shall be filed against Tenant thereof or if such filing is made by Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within [See Insert (29)] days thereof Tenant fails to secure a discharge thereof, or if Tenant makes an assignment for the benefit of creditors, or petition for or enter into an arrangement this lease shall ipso facto be cancelled and terminated, and in which event, neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court shall be entitled to possession of the demised premises and Landlord, in addition to the other rights and remedies given by (c) hereof and by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies, received by him from Tenant or others in behalf of Tenant upon the execution hereof.

     (b) If at the date fixed as the commencement of the term of this lease or if at any time during the term hereby demised, there shall be filed against Tenant thereof or if such filing is made by Tenant in any court pursuant to any statute of the United States or any State a petition of bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within [See Insert (30)] days thereof Tenant fails to secure a discharge thereof, or if Tenant makes an assignment for the benefit of creditors or petition for or enter into an arrangement, this lease, at the option of Landlord, exercised within a reasonable time after notice or the happening of any one or more of such events, may be cancelled and terminated, and in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the premises demised, but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security deposit or monies received by him from Tenant or others in behalf of Tenant.

     (c) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) or (b) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the demised premises for the same period. In the computation of such damages, the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be prima facie to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

SECURITY

     THIRTY-EIGHTH:-Deleted

DEFAULT

     THIRTY-NINTH:-(a) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent, or of any ancillary agreement, or if the demised premises become vacant or deserted. Then, in any one or more of such events, upon Landlord serving a written [See Insert (31)] days' notice upon Tenant specifying the nature of said default and upon the expiration of said [See Insert (31)] days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of such a nature that the same cannot be completely cured or remedied within said [See Insert (31)] days period, and if Tenant shall not have diligently commenced curing such default within such [See Insert (31)] day period and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written [See Insert (32)] days' notice of cancellation of this lease upon Tenant, and upon the expiration of said [See Insert (32)] days, this lease and the term thereunder shall end and expire as fully and completely as if the date of expiration of such [See Insert (32)] day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as hereinafter provided.

     (b) If the notice provided for in (a) hereof shall have been given, and the term shall expire as aforesaid: or (1) if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein provided; or (2) if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant; or (3) if Tenant shall make default with respect to any other lease between Landlord and Tenant; or (4) if Tenant shall fail to move into or take possession of the premises within [See Insert (34)] of which fact Landlord shall be the sole judge; then and in any or such events Landlord may without notice, reenter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise; and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder [See Insert (35)] prior to the date fixed as the commencement of any renewal or extension of this lease. Landlord may cancel and terminate such renewal or extension agreement by written notice.

     (c) If Tenant is presently in possession of the demised premises pursuant to a lease in writing heretofore made and if, before the commencement of the term herein provided the aforesaid lease shall be terminated or Tenant shall be dispossessed or shall voluntarily or involuntarily vacate, surrender or remove from the demised premises, then this lease shall, at the option of Landlord, be terminated, but Tenant shall nevertheless remain liable as hereinbefore provided.

REMEDIES OF LANDLORD

     FORTIETH:-In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent and additional rent shall become due thereupon and be paid up to the time of such reentry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent; and/or
(c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The rent received from any re-letting or relettings, but only for the unexpired portion of this lease, shall be applied first to the payment of Landlord's expenses in resuming possession and re-letting the premises, which expenses shall include but not be limited to attorneys' fees, brokerage commissions, cleaning, repairs, painting and decoration. The balance, if any, shall be applied in payment of all unpaid rent, additional rent and other charges due from Tenant hereunder, irrespective of whether the liability therefor arose prior or subsequent to the date of the expiration of the term hereof. Tenant hereby covenants and agrees to pay to Landlord, within a reasonable time after demand therefor shall be made, the balance, if any, remaining unpaid. In the event that any re-letting hereunder results in Landlord's receiving from Tenant in any month an amount in excess of the amount due for such month, then and in that event Tenant shall not be obligated to make any payment to Landlord for rent due in such month, nor shall Landlord at any time be obligated to make any refund or apply any credit to Tenant with respect to such rent, and Tenant shall have no claim by way of defense to a suit or otherwise that Landlord has received for any prior month or that any new tenant has agreed to pay for any subsequent month a greater amount than that hereinabove reserved to be paid as rent for that month. The failure or refusal of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. Any security in Landlord's possession not retained by it as liquidated damages may be applied by it for any or all of the aforesaid purposes. Any such liquidated damages shall be paid as additional rent hereunder in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, at Landlord's option, may make such alterations, repairs, replacements and/or decorations in the demised premises as Landlord in Landlord's sole judgment considers advisable and necessary for the purpose of re-letting the demised premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or inequity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity.

COURT ORDER RELATING TO RENT

     FORTY-FIRST:-DELETED

WAIVER OF TRIAL BY JURY

     FORTY-SECOND:-It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant. Tenant's use or occupancy of said premises, except for personal injury or property damage, or involving the right to any statutory relief or remedy. Tenant will not interpose any counterclaim of any nature in any summary proceeding [See Insert (35a)]. The provisions of this paragraph shall be binding upon the respective heirs, distributees, executors, administrators, successors and assigns of the parties hereto and all subtenants hereunder.

WAIVER OF REDEMPTION

     FORTY-THIRD:-Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

NO WAIVER

     FORTY-FOURTH:-(a) If there be any agreement between Landlord and Tenant providing for the cancellation of this lease upon certain provisions or contingencies, and/or an agreement for the renewal hereof at the expiration of the term first above mentioned, the right to such renewal or the execution of a renewal agreement between Landlord and Tenant prior to the expiration of such first mentioned term shall not be considered an extension thereof or a vested right in Tenant to such further term, so as to prevent Landlord from canceling this lease and any such extension thereof during the remainder of the original term hereby granted; such privilege, if and when so exercised by Landlord, shall cancel and terminate this lease and any such renewal or extension previously entered into between said Landlord and Tenant or the right of Tenant to any such renewal or extension: any right herein contained on the part of Landlord to cancel this lease shall continue during any extension or renewal hereof; any option on the part of Tenant herein contained for an extension or renewal hereof shall not be deemed to give Tenant any option for a further extension beyond the first renewal or extended term.

     (b) No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. In the event that any payment herein provided for by Tenant to Landlord shall become overdue for a period in excess of ten (10) days, then at Landlord's option a "late charge" for such period, or any part thereof, shall become immediately due and owing to Landlord, as additional rent by reason of the failure of Tenant to make prompt payment, at the following rates: for individual and partnership tenants, said late charge shall be computed at the maximum legal rate or interest; for corporate or governmental entity tenants the late charge shall be computed at two percent per month unless there is an applicable maximum legal rate of interest which then shall be used. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of said premises prior to the termination of the lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the lease or a surrender of the premises. In the event of Tenant at any time desiring to have Landlord sublet the premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purposes without releasing Tenant from any of the obligations under this lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such subletting.

     (c) The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease, or any of the Rules and Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach.

     (d) The failure of Landlord to enforce any of the Rules and Regulations set forth, or hereafter adopted, against Tenant and/or any other tenant in the building shall not be deemed a waiver of any such Rules and Regulations. No provision of this lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord.

     (e) No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided.

LICENSE

     FORTY-FIFTH:-Tenant covenants that Tenant will not, without the consent of Landlord first obtained in each case, make or grant any license in respect of the demised premises or any part thereof, or in respect of the use thereof and will not permit any such license to be made or granted.

GLASS AND GLASS INSURANCE

     FORTY-SIXTH-Landlord shall replace, at the expense of Tenant, [See Insert
(35b)] any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Landlord may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Landlord. Bills for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

ADJACENT EXCAVATION-SHORING

     FORTY-SEVENTH:-If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises [See Insert (36)] for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

BILLS AND NOTICES

     FORTY-EIGHTH:-Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if in writing delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, [See Insert (37)]. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice [See Insert (38)].

QUIET ENJOYMENT

     FORTY-NINTH:-If and so long as Tenant pays the rent and additional rent reserved hereby and performs and observes the covenants and provisions hereof, Tenant shall quietly enjoy the demised premises, subject, however, to the terms, conditions, exceptions and reservations of this lease, and to the ground, underlying and overriding leases and mortgages hereinbefore mentioned.

QUIT AND SURRENDER

     FIFTIETH:-Upon the expiration or other termination of the term of this lease. Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted. Lessee acknowledges that possession of the demised premises must be surrendered to the Lessor at the expiration or sooner termination of the term of this Lease. Lessee agrees it shall indemnify and save Lessor harmless against costs, claims, loss or liability resulting from delay by Lessee in so surrendering the demised premises, including, without limitation, any claims made by any succeeding tenant, founded on such delay. The parties recognize and agree that the damage to Lessor resulting from any failure by Lessee timely to surrender possession of the demised premises as aforesaid will be extremely substantial will exceed the amount of monthly rent theretofore payable hereunder, and will be impossible of accurate measurement, Lessee therefore agrees that if possession of the demised premises is not surrendered to Lessor within seven (7) days after the date of the expiration or termination of the term of this Lease, then Lessee agrees to pay Lessor as liquidated damages for each month and for each portion of any month during which Lessee holds over in the premises after expiration or termination of the term of this Lease, a sum equal to [See Insert (40)] times the average rent and additional rent which was payable per month under this Lease during the last six months of the term thereof. The aforesaid provisions of this article shall survive the expiration or sooner termination of the term of this Lease. If the last day of the term of this lease or any renewal thereof falls on Sunday, this lease shall expire on the business day immediately preceding.

FAILURE TO GIVE POSSESSION

     FIFTY-FIRST:-If Landlord shall be unable to give possession of the demised premises on the date of the commencement of the term hereof for any reason. Landlord shall not be subject to any liability. Under such circumstances, the rent reserved and covenanted to be paid herein shall not commence until the possession of demised premises is given or the premises are available for occupancy by Tenant, and no such failure to give possession on the date of commencement of the term shall in any wise affect the validity of this lease or the obligations of Tenant hereunder, nor shall same be construed in any wise to extend the term of this lease. If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof by reason of the holding over or retention of possession of any tenant, tenants or occupants or for any other reason, or if repairs, improvements or decorations of the demised premises or of the building of which said premises form a part, are not completed, no abatement or diminution of the rent to be paid hereunder shall be allowed to Tenant nor shall the validity of the lease be impaired under such circumstances. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. In either case rent shall commence on the date specified in this lease.

REPRESENTATIONS

     FIFTY-SECOND:-Landlord or Landlord's agents have made no representations or promises with respect to the said building or demised premises except as herein expressly set forth. The taking possession of the demised premises by Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts same "as is" and that said premises and the building of which the same form a pan were in good and satisfactory condition at the time such possession was so taken.

RENT CONTROL

     FIFTY-THIRD:-In the event the fixed annual rent or additional rent or any part thereof provided to be paid by Lessee under the provisions of this lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any Federal. State, County or City law, order or regulation, or by any direction of a public officer or body pursuant to law, or the orders, rules, code, or regulations of any organization or entity formed pursuant to law, whether such organization or entity be public or private, then Lessor, at its option, may at any time thereafter terminate this lease, by not less than [See Insert (41)] days written notice to Lessee, on a date set forth in said notice, in which event this lease and the term hereof shall terminate and come to an end on the date fixed in said notice as if the said date were the date originally fixed herein for the termination of the demised term. Lessor shall not have the right so to terminate this lease if Lessee within such period of [See Insert
(41)] days shall in writing lawfully agree that the rentals herein reserved are reasonable rentals and agree to continue to pay said rentals and if such agreement by Lessee shall be legally enforceable by Lessor.

COVENANTS BINDING SUCCESSORS

     FIFTY-FOURTH:-The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this lease, their assigns.

LEASE EMBODIES UNDERSTANDING OF PARTIES

     FIFTY-FIFTH:-Except as may be otherwise contained in a written instrument or instruments duly executed and delivered by and between the parties hereto, this lease contains the entire agreement and understanding of the parties with respect to the demised premises and the respective rights and duties of the parties in relation thereto and in relation to each other. There are no oral understandings or agreements between the parties of any kind. Landlord has made no representations or warranties to Tenant of any kind. All oral representations, warranties and promises prior to or contemporaneous with this written lease (if any be claimed) are and shall be deemed merged into this lease. This lease cannot be changed or supplemented orally. All promises and agreements made by or between the parties subsequent to the execution and delivery of this lease shall be and be deemed to be null, void and unenforceable unless contained in a writing duly executed and delivered by and between the parties hereto, whether or not the same relate in any way to this lease or any matter covered hereby [See Insert (41a)].

DEFINITIONS

     FIFTY-SIXTH:-(a) The term "Landlord" as used in this lease means only the owner or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the entire building or of the land and entire building) of which the demised premises form a part so that in the event of any sale or sales of said land and entire building or of any transfer or conveyance of said lease or in the event of a lease of said entire building or of the land and entire building, the said Landlord shall be, and hereby is entirely freed and relieved of all liability for the performance of all covenants and obligations on the part of Landlord to be performed hereunder, and it shall be deemed and considered without further agreement between the parties or other successors in interest or between the parties and the purchaser at any such sale or any transferee or mortgagee or any lessee of the entire building or of the land and entire building that the purchaser, lessee, transferee or grantee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. Tenant acknowledges that it has been informed and understands that Landlord is a lessee of the land and entire building of which the demised premises form a part. The term "lease of the entire building or of the land and entire building" shall be deemed to include a sublease thereof, and the term "lessee of the entire building or of the land and entire building" shall he deemed to include a sublessee thereof.

     (b) The words "re-entry" as used in this lease are not restricted to their technical legal meaning.

     (c) The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by the insertion of specific hours herein). Sundays and all days observed by the State or Federal Government as legal holidays.

     (d) From time to time, Tenant, on at least ten (10) days prior written request by Landlord, will deliver to Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or if there shall have been modifications, that the same is in full force and as modified and stating the modifications) and the dates to which the rent and other charges have been paid and stating whether or not Landlord is in default in performance of any covenant, agreement or condition contained in this lease and if so, specifying each such default of which Tenant may have knowledge.

COST OF LIVING ADJUSTMENTS

     FIFTY-SEVENTH:-The fixed annual rent reserved in this lease and payable hereunder shall be adjusted, as of the times and in the manner set forth in this
Article:

     (a) Definition: For the purposes of this Article, the following definitions shall apply:

     (i) The term "Base Year" shall mean the full calendar year during which the term of this lease commences.

     (ii) The term "Price Index" shall mean the Consumer Price Index published by the Bureau of Labor Statistics of the U.S. Department of Labor, All Items, New York, N.Y.-Northeastern, N.J., all urban consumers (presently denominated "CPI-U"), or a successor or substitute index appropriately adjusted.

     (iii) The term "Price Index for the Base Year" shall mean the average of the monthly An Items Price Indexes for each of the 12 months of the Base Year.

     (b) Effective as of each January and July subsequent to the Base Year, there shall be made a cost of living adjustment of the fixed annual rental rate payable hereunder. The July adjustment shall be based on the percentage difference between the Price Index for the preceding month of June and the Price Index for the Base Year. The January adjustment shall be based on such percentage difference between the Price Index for the preceding month of December and the Price Index for the Base Year.

     (i) In the event the Price Index for June in any calendar year during the term of this lease reflects an increase over the Price Index for the Base Year, then the fixed annual rent herein provided to be paid as of the July 1st following such month of June (unchanged by any adjustments under this Article) shall be multiplied by the percentage difference between the Price Index for June and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual rent, effective as of such July 1st. Said adjusted fixed annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

     (ii) In the event the Price Index for December in any calendar year during the term of this lease reflects an increase over the Price Index for the Base Year, then the fixed annual rent herein provided to be paid as of the January 1st following such month of December (unchanged by any adjustments under this Article) shall be multiplied by the percentage difference between the Price Index for December and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual rent effective as of such January 1st. Said adjusted fixed annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

     The following illustrates the intentions of the patties hereto as to the computation of the aforementioned cost of living adjustment in the annual rent payable hereunder.

     Assuming that said fixed annual rent is $10,000, that the Price Index for the Base Year was 102.0 and that the Price Index for the month of June in a calendar year following the Base Year was lO5.0, then the percentage increase thus reflected, i.e. 2.94l%(3.0/102.0) would be multiplied by $10,000, and said fixed annual rent would be increased by $294.10 effective as of July 1st of said calendar year.

     In the event that the Price Index ceases to use 1967=100 as the basis of calculation or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this lease not been altered. In the event such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used.

     No adjustments or recomputations, retroactive or otherwise, shall be made due to any revision which may later be made in the first published figure of the Price Index for any month.

     (c) Landlord will cause statements of the cost of living adjustments provided for in subdivision (b) to be prepared in reasonable, detail and delivered to Tenant.

     (d) In no event shall the fixed annual rent originally provided to be paid under this lease (exclusive of the adjustments under this Article) be reduced by virtue of this Article.

     (e) Any delay or failure of Landlord, beyond July or January of any year, in computing or billing for the rent adjustments hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustments hereunder.

     (f) Notwithstanding any execution or termination of this lease prior to the lease expiration date (except in the case of a cancellation by mutual agreement) Tenant's obligation to pay rent as adjusted under this Article shall continue and shall cover all periods up to the lease expiration date, and shall survive any expiration or termination of this lease [See Insert 41(b)].

TAX ESCALATION

     FIFTY-EIGHTH-Tenant shall pay to Landlord, as additional rent, tax escalation in accordance with this Article:

     (a) Definitions: For the purpose of this Article, the following definitions shall apply:

     (i) The term "base tax year" as hereinafter set forth for the determination of real estate tax escalation, shall mean the New York city real estate tax year commencing July 1, 1999 and ending June 30, 2000.

     (ii) The term "The Percentage", for purposes of computing tax escalation, shall mean 6.25 percent. The percentage has been computed on the basis of a fraction, the numerator of which is the rentable square foot area of the presently demised premises and the denominator of which is the total rentable square foot area of the office and commercial space in the building project. The parties acknowledge and agree that the rentable square foot area of the presently demised premises shall be deemed to be 21,018 sq. ft. and that the total rentable square foot area 336,449 sq. ft.

     (iii) The term "the building project" shall mean the aggregate combined parcel of land on a portion of which are the improvements of which the demised premises form a part, with all the improvements thereon, said improvements being a part of the block and lot for tax purposes which are applicable to the aforesaid land.

     (iv) The term "comparative year" shall mean the twelve (12) months following the base tax year, and each subsequent period of twelve (12) months (or such other period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes by the City of New York).

     (v) The term "real estate taxes" shall mean the total of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority upon or again the building project and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rent from said building project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof upon or against said building project. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "real estate taxes" for the purposes hereof. As to special assessments which are payable over a period of time extending beyond the term of this lease, only a pro rata portion thereof, covering the portion of the term of this lease unexpired at the time of the imposition of such assessment, shall be included in "real estate taxes". If by law, any assessment may be paid in installments, then, for the purposes hereof
(a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and b) there shall be included in real estate taxes, for each comparative year in which such installments may be paid, the installments of such assessment so becoming payable during such comparative year, together with interest payable during such comparative year [See Insert
(42)].

     (vi)Where a "transition assessment" is imposed by the City of New York for any tax (fiscal) year, then the phrases "assessed value" and "assessments" shall mean the transition assessment for that tax fiscal) year.

     (vii)The phrase "real estate taxes payable during the base tax year" shall mean that amount obtained by multiplying the assessed value of the land and buildings of the building project for the base tax year by the tax rate for the base tax year for each $100 of such assessed value.

     (b) 1. In the event that the real estate taxes payable for any comparative year shall exceed the amount of the real estate taxes payable during the base tax year, Tenant shall pay to Landlord, as additional rent for such comparative year, an amount equal to The Percentage of the excess. Before or after the start of each comparative year, Landlord shall furnish to Tenant a statement of the real estate taxes payable for such comparative year, and a statement of the real estate taxes payable during the base tax year. If the real estate taxes payable for such comparative year exceed the real estate taxes payable during the base tax year, additional rent for such comparative year, in an amount equal to The Percentage of the excess, shall be from Tenant to Landlord, and such additional rent shall be payable by Tenant to landlord within ten (10) days after receipt of the aforesaid statement The benefit of any discount for any earlier payment or prepayment of real estate taxes shall accrue solely to the benefit of Landlord, and such discount shall not he subtracted from the real estate taxes payable for any comparative year.

     2. Should the real estate taxes payable during the base tax year be reduced by final determination of legal proceedings, settlement or otherwise, then, the real estate taxes payable during the base tax year shall he, correspondingly revised, the additional rent theretofore paid or payable for hereunder for all comparative years shall he recomputed on the basis of such reduction, and Tenant shall pay to Landlord as additional rent, within ten (10) days after being billed therefore, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations, should the real estate taxes payable during the base tax year be increased by such final determination of legal proceedings, settlement or otherwise, then appropriate recomputation and adjustment also shall be made.

     3. If, after Tenant shall have made a payment of additional rent under this subdivision (c), Landlord shall receive a refund of any portion of the real estate taxes payable for any comparative year after the base tax year on which such payment of additional rent shall have been based, as a result of a reduction of such real estate taxes by final determination of legal proceedings, settlement or otherwise, Landlord shall within ten (10) days after receiving the refund pay to Tenant The Percentage of the refund less The Percentage of expenses (including [See Insert (43)] attorneys' and appraisers' fees) incurred by Landlord in connection with any such application or proceeding. If, prior to the payment of taxes for any comparative year, Landlord shall have obtained a reduction of that comparative year's assessed valuation of the building project, and therefore of said taxes, then the term "real estate taxes" for that comparative year shall be deemed to include the amount of Landlord's expenses in obtaining such reduction in assessed valuation, including [See Insert (44)] attorneys' and appraisers' fees.

     4. The statements of the real estate taxes to he furnished by Landlord as provided above shall he certified by Landlord and shall constitute a final determination as between Landlord and Tenant of the real estate taxes for the periods represented thereby, unless Tenant within thirty (30) days after they are furnished shall give a written notice to Landlord that it disputes their accuracy or their appropriateness, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate. If Tenant shall so dispute said statement then, pending the resolution of such dispute, Tenant shall pay the additional rent to Landlord in accordance with the statement furnished by Landlord [See Insert (45)].

     5. In no event shall the fixed annual rent under this lease (exclusive of the additional rents under this Article) he reduced by virtue of this Article.

     6. If the commencement date of the term of this lease is not the first day of the first comparative year, then the additional rent due hereunder for such first comparative year shall be a proportionate share of said additional rent for the entire comparative year, said proportionate share to be based upon the length of time that the lease term will be in existence during such first comparative year. Upon the date of any expiration or termination of this lease (except termination because of Tenant's default) whether the same be the date hereinabove set forth for the expiration of the term or any prior or subsequent date, a proportionate share of said additional rent for the comparative year during which such expiration or termination occurred shall immediately become due and payable by Tenant to Landlord, if it was not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that this lease shall have been in existence during such comparative year. Landlord shall promptly cause statements of said additional rent for that comparative year to be prepared and furnished to Tenant Landlord and Tenant shall thereupon make appropriate adjustments of amounts then owing.

     7. Landlord's and Tenant's obligations to make the adjustments referred to in subdivision (6) above shall survive any expiration or termination of this lease.

     8. Any delay or failure of Landlord in billing any tax escalation hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such tax escalation hereunder.

OCCUPANCY AND USE BY TENANT

     FIFTY-NINTH-(A). Tenant acknowledges that its continued occupancy of the demised premises, and the regular conduct of its business therein, are of utmost importance to the Landlord in the renewal of other leases in the building, in the renting of vacant space in the building, in the providing of electricity, air conditioning, steam and other services to the tenants in the building and in the maintenance of the character and quality of the tenants in the building. Tenant therefore covenants and agrees that it will occupy the entire demised premises and will conduct its business therein in the regular and usual manner, throughout the term of this lease. Tenant acknowledges that Landlord is executing this lease in reliance upon these covenants and that these covenants are a material element of consideration inducing the Landlord to execute this lease.

     (B). The parties recognize and agree that the damage to Landlord resulting from any breach of the covenants in subdivision (A) hereof will be extremely substantial, will be far greater than the rent payable, for the balance of the term of this lease, and will be impossible of accurate measurement. The parties therefore agree that in the event of a breach or threatened breach of the said covenants, in addition to all of Landlord's other rights and remedies, at law or in equity or otherwise, Landlord shall have the right of injunction to preserve Tenant's occupancy and use. The words "become vacant or deserted" as used elsewhere in this lease shall include Tenant's failure to occupy or use as by this Article required.

     (C). Deleted

     (D). If any provision of this Article of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Article, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Article and of this lease shall be valid and be enforced to the fullest extent permitted by law.

     SIXTIETH:-DELETED

CAPTIONS

     SIXTY-FIRST:-The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision hereof.

RULES AND REGULATIONS

     SIXTY-SECOND:-Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the Chairman of the Board of Directors of the Management Division of The Real Estate Board of New York, Inc., or to such impartial person or persons as he may designate, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice in writing upon Landlord within ten (10) days after the adoption of any such additional Rule or Regulation. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

     The use in the demised premises of auxiliary heating devices, Such as portable electric heaters, heat lamps or other devices whose principal function at the time of operation is to produce space heating, is prohibited.

     SIXTY-THIRD:-It is understood and agreed that this lease is submitted to Tenant on the understanding that it shall not be considered an offer and shall not bind Landlord in any way until (i) Tenant has duly executed and delivered duplicate originals to Landlord and (ii) Landlord has executed and delivered one of said originals to Tenant.




               See Riders attached hereto and made a part hereof.

In Witness Whereof, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                      1333 Broadway Associates

                                      By: Helmsley-Spear, Inc.
-------------------------------       -----------------------------------
Witness for Landlord:

                                      By: /s/ Irving Schneider
                                      -----------------------------------
                                          Irving Schneider, COO

                                      Gerber Childrenswear, Inc.
-------------------------------       -----------------------------------
Witness for Tenant:

                                      By: /s/ Richard L. Solar
                                      -----------------------------------
                                      Richard L. Solar, SVP


                      ACKNOWLEDGEMENTS SECTION - NOT USED

                           GUARANTY SECTION - NOT USED

                              RULES AND REGULATIONS

     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the demised premises, and if said premises are situate on the ground floor of the building the Tenant thereof shall further, at said Tenant's own expense, keep the sidewalks and curb directly in front of said premises clean and free from ice, snow, etc.

     2. The freight and not the passenger elevators shall be used by the working hands of Tenant and persons calling for and delivering goods to and from the demised premises.

     3. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior written consent of the Landlord [See Insert (46)]. Such awnings, projections curtains, blinds, shades, screens or other fixtures must be of a quality type, design and color, and attached in the manner [See Insert (47)] approved by Landlord.

     4. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside or inside of the demised premises or building without the prior written consent of Landlord. Interior signs on doors shall he inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style [See Insert (48)] acceptable to Landlord. Only the Tenant named in the lease shall be entitled to appear on the Directory Board or Tablet. Additional names may be added in Landlord's sole discretion under such terms and conditions as he may approve.

     5. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the building shall not he covered by any Tenant, nor shall any bottles, parcels, or other articles be placed on the windowsills.

     6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

     7. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall he permitted, except with the prior written consent of Landlord, and as Landlord may direct. No linoleum or other floor covering shall he laid in direct contact with the floor of the demised premises, but if any such covering is required by Tenant, an interlining of builder's deadening felt shall first be affixed to the floor with paste or other water soluble material, the use of cement or other adhesive non-soluble in water is expressly prohibited.

     8. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or [See Insert (49)] disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any instrument, radio, talking machine, musical noise, whistling, singing or in any other way.

     9. No Tenant, nor any of Tenant's servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, chemical and substance, or cause or permit any unusual or objectionable odors to he produced upon or permeate from the demised premises. No animals or birds shall be kept by Tenant in or about the building.

     10. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

     11. Landlord shall have the right to prohibit any advertising by any Tenant which, in its opinion, tends to impair the reputation of the building or its desirability and, upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     12. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     13. There shall not he used in any space, or in the public halls of any building, either by any Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

     14. No Tenant shall purchase spring water, ice, towels, or other like service, from any company or persons not approved by Landlord.

     15. The use in the demised premises of auxiliary heating devices, such as portable electric heaters, heat lamps or other devices whose principal function at the time of operation is to produce space heating is prohibited.

            INSERTS ATTACHED TO AND MADE A PART OF THE LEASE BETWEEN
        1333 BROADWAY ASSOCIATES AND GERBER CHILDRENSWEAR, INC. FOR THE
               SEVENTH FLOOR AT 1333 BROADWAY, NEW YORK, NEW YORK


1. , to the extent required to fulfill any obligation of Tenant hereunder or arising from the acts or omissions of Tenant hereunder.

2.   beyond the expiration of any applicable notice and cure period

3.   reasonable

3(a). (i) Tenant shall, at Tenant's expense, comply with all laws now or hereafter existing, whether or not such compliance requires work which is structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, that impose any obligation, order or duty on Landlord or
     Tenant: (i) with respect to the demised premises; or (ii) with respect to the Building or any part thereof (including the demised premises) only if such obligation, order or duty arises from: (A) the manner of conduct of Tenant's business or operation of its equipment therein; (B) any cause or condition created by or at the instigation of Tenant, including, without limitation, any improvement or alteration; (C) the default in any of Tenant's obligations hereunder beyond notice and the expiration of any applicable grace or cure period; or (D) any Hazardous Material (defined below) brought into the Building by Tenant, any assignee or subtenant of Tenant or any of their agents, contractors or invitees. Tenant shall promptly forward to Landlord any notice it receives of the violation of any law involving the demised premises. Tenant shall pay, within twenty (20) days after demand therefor, all actual, out of pocket costs and expenses, and all fines, penalties and damages that may be imposed upon Landlord by reason of or arising out of Tenant's failure to comply with the provisions of this Article. Except as otherwise expressly provided in this Lease or to the extent same is otherwise the obligation of Tenant hereunder, Landlord shall comply with all laws now or hereafter existing with respect to the demised premises and/or the Building to the extent any non-compliance thereof affects Tenant's use and enjoyment of the demised premises. Landlord further agrees to deliver to Tenant that portion of the demised premises not currently occupied by Tenant in compliance with all applicable laws.

     (ii) Tenant shall promptly comply with all requirements relating to the Americans with Disabilities Act, 42 U.S.C. ss.12,101 et seq. and the regulations promulgated thereunder as in effect from time to time ("ADA Requirements") to the extent same applies to the demised premises only. Tenant shall have exclusive responsibility for compliance with ADA Requirements pertaining to the interior of the demised premises. Landlord shall have responsibility for compliance with ADA Requirements which affect the common areas of the Building to the extent same is not necessitated by the acts or omissions of Tenant, its employees or agents or is otherwise the obligation of another tenant.

     (iii) Notwithstanding anything to the contrary contained herein, if Landlord performs the Initial Alterations, the demised premises, including the Initial Alterations, will be delivered to Tenant in compliance with all applicable laws, including the ADA.

4.   reasonably

4(a). Except with respect to the payment of the Initial Alterations, all

5.   reasonably

6. (which election shall be made by notice given by Landlord to Tenant upon Landlord's review of Tenant's plans)

7. (c) Notwithstanding anything to the contrary contained herein, Landlord's consent shall not be required for (i) alterations consisting only of painting, installing or removing wall covering or carpeting and which are solely of a cosmetic or decorative nature ("Decorative Alterations") or
     (ii) Non-Structural Alterations (defined below) which cost less than twenty thousand ($20,000) dollars per occurrence (for purposes hereof, the term "per occurrence" shall mean the total of all work which is part of any given job or project) (hereinafter, "Minor Non-Structural Alterations"), so long as such Decorative Alterations or Minor Non-Structural Alterations are not visible from the exterior of the Building and provided Tenant shall notify Landlord of the nature of such Decorative Alteration or Minor Non-Structural Alterations and the contractors to be performing the same at least fifteen (15) days prior to commencement and perform such Decorative Alteration or Minor Non-Structural Alteration (as the case may be) in accordance with all other provisions of this Lease. Landlord's consent to alterations (other than Decorative Alterations or Minor Non-Structural Alterations, for which no consent is required) shall not be unreasonably withheld, conditioned or delayed. For purposes of this Article, Non-Structural Alterations shall mean any alterations performed by Tenant which do not require electrical or plumbing work or necessitate a building permit or which do not affect any other Building systems or space outside of the demised premises.

8.   by Tenant

9.   the negligence or willful misconduct

10.  reasonable

11. thirty (30) days after (a) Tenant learns thereof or (b) notice from Landlord,

11(a). which consent shall not be unreasonably withheld or delayed,

11(b). Notwithstanding the foregoing, Tenant shall be permitted to place on the glass door at the front entrance to the demised premises and on the column at the front entrance to the demised premises a sign for Tenant's business.

11(c). Notwithstanding the foregoing, Tenant may perform its Initial Alterations
     (excluding, however, demolition work and core drilling) during normal business hours.

12.  reasonably

13. provided, however, Landlord shall use its reasonable efforts to conceal such pipes and conduits above hung ceilings or inside walls within the demised premises.

14. reasonable times and upon reasonable prior notice (except in the event of an emergency)

15.  , at reasonable times and upon reasonable prior notice,

16. If Landlord reasonably believes Tenant is consuming water in excess of that consumed in connection with the use permitted under Article FOURTH of this Lease, then Landlord may

17.  reasonable

18.  reasonabl

19.  negligence or willful misconduct

20. Landlord represents that the sprinklers serving the demised premises will be in working order and in compliance with applicable law, code, rule and regulation on the commencement date hereof.

20(a). or willful misconduct

21.  reasonable

21(a). the negligence or willful

22. Similarly, Landlord shall, throughout the term hereof, indemnify Tenant and save it harmless and free from damages, liabilities, penalties, losses, expenses, causes of action, claims, suits and judgments as well as all expenses and reasonable attorneys' fees, arising from injury during said term to person or property of any nature, to the extent occasioned in whole or part by any negligent or willful acts or omissions of Landlord, its employees or agents.

23.  on ten (10) days' notice,

24.  in proportion to that portion of the demised premises rendered untenantable

25.  wholly

26.  gross negligence or willful misconduct

27. Upon the termination of this Lease under the conditions provided for herein, the fixed annual rent and additional rent shall be apportioned and any prepaid portion of fixed annual rent and additional rent for any period after such date of termination shall be promptly refunded by Landlord to Tenant.

28. Notwithstanding the foregoing, in the event that any part of the demised premises shall be so condemned or taken, the fixed annual rent and additional rent allocable to the portion of the demised premises so taken shall be apportioned as of the date of taking. In addition to the foregoing, Tenant shall be permitted to make a claim for the unamortized value of any leasehold improvements paid for by Tenant provided, however, Landlord's award is not reduced or otherwise adversely affected as a result thereof.

29.  sixty (60)

30.  sixty (60)

31.  fifteen (15)

32.  five (5)

33.  within five (5) days of receipt of notice from Landlord;

34. thirty (30) days following substantial completion of the Initial Alterations (as defined below) (for purposes hereof, the Initial Alterations shall be deemed substantially completed even though there shall not then have been completed minor details or adjustments the non-completion of which shall not materially interfere with Tenant's ability to conduct its business in the demised premises)

35.  , beyond notice and the expiration of any applicable grace or cure period,

35(a). other than compulsory counterclaims.

35(b). (but at the expense of Landlord if caused by the negligence or willful misconduct of Landlord, its employees or agents),

36. upon reasonable notice and at reasonable times (except in the event of an emergency)

37. , if personally delivered, or two (2) business days after mailing, if mailed.

38. and the time of the rendition of such notice shall be deemed to be the time when the same is delivered to Landlord, if personally delivered, or two (2) business days after mailing, if mailed.

39.  and casualty

40.  two (2)

41.  sixty (60)

41(a). Notwithstanding the foregoing, the parties acknowledge that Tenant is currently occupying a portion of the demised premises which was the subject of a lease (the "Other Lease") which has since expired. Accordingly, Landlord and Tenant each acknowledge that upon the mutual execution and delivery of this Lease, Tenant's tenancy of the portion of the demised premises which is the subject of the Other Lease shall terminate and Tenant's occupancy of the demised premises (as defined herein) shall, from and after such time, be governed by the terms of this Lease.

41(b). Notwithstanding anything to the contrary contained in this Article, the cost of living adjustment in the fixed annual rent shall not in any single calendar year exceed an amount equal to four (4%) percent of the fixed annual rent payable under the Lease as of December 1 of the immediately preceding calendar year multiplied by the number of calendar years elapsed from the base year through the calendar year for which the adjustment is made. Notwithstanding the foregoing, the percentage increase in the cost of living adjustment in any single calendar year will not exceed ten (10) percentage points more than the cumulative percentage increases payable by Tenant in all prior years. For example, if in years 1-6 the cost of living increases payable by Tenant were 1%, 2%, 2%, 3%, 1% and 4%, the maximum percentage increase in year 7, based upon the first sentence of this insert, would be 15%, which is equal to 4% per year x 7 years (=28%) less the previous cumulative 13% adjustment in the previous 6 years. The Landlord agrees that it will instead cap such adjustment in year 7 at 10% (and not at 15%).

42. For purposes of the foregoing, the term "real estate taxes" shall not include increases in the Building's assessed valuation to the extent same arises from the sale of the Building.

43.  reasonable

44.  reasonable

45.  without prejudice to Tenant's right to a refund of any overpayment

46.  , which consent shall not be unreasonably withheld or delayed.

47.  reasonably

48.  reasonably

49.  unreasonably

         ADDITIONAL RIDER ANNEXED TO AND FORMING A PART OF THE LEASE BETWEEN 1333 BROADWAY ASSOCIATES, AS LANDLORD, AND GERBER CHILDRENSWEAR, INC., AS TENANT, FOR A PORTION OF THE SEVENTH FLOOR AT 1333 BROADWAY, NEW YORK, NEW YORK

         SIXTY-FOURTH: In the event of any inconsistency between the provisions of this Rider and the provisions of the Lease to which this Rider is attached, the provisions of this Rider shall govern and be binding.

         SIXTY-FIFTH: Tenant expressly acknowledges that it has inspected the demised premises and is fully familiar with the physical condition thereof. Tenant acknowledges that Landlord shall have no obligation to do any work in and to the demised premises in order to make them suitable and ready for occupancy and use by Tenant except to the extent set forth herein. Notwithstanding the foregoing, Landlord agrees that it will, at its sole cost and expense (and not as part of the Tenant Fund (as defined below)), demolish the portion of the demised premises not currently occupied by Tenant. In addition, if Tenant is itself performing the Initial Alterations, that portion of the demised premises not currently occupied by Tenant will be delivered to Tenant by Landlord at its sole expense, broom clean with the demising wall (the "York Hunter wall") between that portion of the demised premises currently occupied by Tenant and the premises formerly occupied by York Hunter removed. If Landlord performs the Initial Alterations, the cost of removing the York Hunter wall will be borne solely by Landlord and will not be paid for out of the Tenant Fund (as defined below).

         SIXTY-SIXTH: Anything contained herein to the contrary notwithstanding, all deliveries to Tenant and shipments by Tenant must be made directly to and from the demised premises utilizing the freight elevators via the freight elevator lobby. Under no circumstances may deliveries and/or shipments be made through the public corridors. The interior of the demised premises shall be so designed and maintained by Tenant that said demised premises, when viewed from the public corridors, present an appearance consistent with the use of said premises as offices and showroom and not otherwise.

         SIXTY-SEVENTH: The following requirements (collectively, the "INSURANCE REQUIREMENTS") shall be complied with by Tenant at all times during the term of this Lease:

          (a) At all times during the term, Tenant shall maintain, at Tenant's expense, the following insurance coverage:

               (i) all risk property insurance with a limit of not less than $1,000,000 covering physical loss to the improvements, alterations and Tenant's property in the demised premises;

               (ii) broad form commercial general liability insurance written on a per occurrence basis with a per occurrence limit of not less than $3,000,000;

               (iii) worker's compensation insurance and employer's liability coverage in statutory limits, and New York State disability insurance as required by law, covering all employees; and

               (iv) such other coverage as Landlord may reasonably require with respect to the demised premises, Tenant's use and occupancy thereof and Tenant's conduct or operation of business therein.

     (b) All insurance policies to be maintained as set forth above (i) shall be issued by companies of recognized responsibility, licensed and admitted to do business in the State of New York, reasonably acceptable to Landlord, and maintaining a rating of A-/XII or better in Best's Insurance Reports-Property-Casualty (or an equivalent rating in any successor index adopted by Best's or its successor), (ii) shall provide that they may not be canceled or modified unless Landlord and all additional insureds and loss payees thereunder are given at least thirty (30) days prior written notice of such cancellation or modification, (iii) shall name, as additional insureds, Landlord, the managing agent of the Building and any other person or entity whose name and address shall have been furnished to Tenant and (iv) shall be primary and non-contributory in all respects. All policies providing fire and extended coverage property insurance coverage pursuant to subparagraph (a)(i) shall name Landlord as loss payee with respect to improvements and alterations, and shall name Tenant as loss payee with respect to Tenant's property.

     (c) Prior to the Commencement Date (defined below), Tenant shall deliver to Landlord certificates of insurance for the insurance coverage required by subparagraph (a) and, if required by Landlord, copies of the policies therefor, in each case in form and providing for deductibles reasonably satisfactory to Landlord. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord certificates of renewal at least thirty (30) days before the expiration of any existing policy. If Tenant fails to procure or maintain any insurance required by this Lease and to pay all premiums and charges therefor, Landlord may (but shall not be obligated to) pay the same, and Tenant shall reimburse Landlord, within twenty (20) days after demand, for all such sums paid by Landlord. Any such payment shall not cure or waive any default by Tenant in the performance of its obligations hereunder, nor shall the foregoing right of Landlord to make such payment in any way limit, reduce, diminish or impair the rights of Landlord under the terms of this Lease or at law or in equity arising as a result of any such default.

     (d) Tenant shall not carry separate or additional insurance, concurrent in form or contributing in the event of any loss or damage with any insurance required to be obtained by Tenant under this Lease unless the parties required by subparagraph (b) to be named as additional insureds or loss payees thereunder are so named. Tenant may carry any insurance coverage required of it hereunder pursuant to blanket policies of insurance so long as the coverage afforded Landlord and the other additional insureds or loss payees thereunder, as the case may be, shall not be less than the coverage that would be provided by direct policies.

     (e) Neither Landlord nor Tenant shall be liable to the other or to any insurance company (by way of subrogation or otherwise) insuring any of the other parties, and each hereby waive their entire right of recovery against the other, for any loss or damage arising out of or incident to the perils insured, or required pursuant to this Lease to be insured even though such loss or damage might have been occasioned by the negligence of Landlord, Tenant, or their respective agents, employees, contractors, invitees and/or permitted subtenants. The foregoing waiver is subject, however, to the amount of insurance obtained or required by this Lease to be obtained (whichever is greater) by the other party. Each of Landlord and Tenant (i) shall give notice to their respective insurers that the foregoing mutual waiver of recovery is contained in this Lease and, if required by any such insurer, shall obtain such insurer's prior consent to the foregoing waiver of its and its insured's right of recovery, and (ii) shall endeavor to obtain from their respective insurers an appropriate clause in, or an endorsement upon, each such insurance policy pursuant to which each such insurer shall agree that the foregoing waiver shall not affect the validity or enforceability of its insured's coverage. If such a clause or endorsement is obtainable only upon payment of an additional premium, the party obtaining such insurance party shall pay such additional premium. If Tenant's insurer shall refuse to issue such clause or endorsement even with an additional premium, then Landlord shall have the right to designate another insurer with a Best's Insurance Guide rating of A-/XII or better who would be prepared to permit such clause or endorsement and Tenant shall use such other insurer. If it is not possible to obtain a clause or endorsement of the type described in clause (ii) above, then the party unable to obtain such clause or endorsement shall notify the other party of this fact and such party shall no longer be obligated hereunder to endeavor to obtain such a clause or endorsement in its insurance policies. The provisions of this subparagraph shall be applicable to any new or renewal insurance policies which Tenant may obtain during the term.

     (f) Landlord shall keep in full force and effect, during the term hereof, insurance against loss or damage by fire and other casualty to the Building as may be insurable under then available forms of "all-risk" insurance policies, in an amount equal to one hundred (100%) percent of the replacement value thereof or in an amount as will avoid co-insurance (including an "agreed amount" endorsement).

         SIXTY-EIGHTH: Landlord and Tenant each warrant and represent to the other that it has dealt with no broker in connection with this Lease other than Colliers ABR and Helmsley-Spear, Inc. (collectively, the "BROKERS"). Commission due to Colliers ABR shall be paid by Tenant pursuant to a separate agreement between them and Tenant indemnifies and holds harmless Landlord from any loss, liability, cost or expense incurred by Landlord if Tenant fails to do so, such indemnity to survive the expiration or sooner termination of this Lease. The commission due to Helmsley-Spear shall be paid by Landlord pursuant to a separate agreement between them and Landlord holds harmless Tenant from any loss, liability, cost or expense if Landlord fails to do so, such indemnity to survive the expiration or sooner termination of this Lease. Both Landlord and Tenant agree to indemnify, defend and hold harmless the other from and against any claims, based or alleged to be based upon the acts or omissions of the indemnifying party, for any brokerage commission or finder's fee with respect to this Lease by persons other than the Brokers and for all costs, expenses and liabilities incurred in connection with such claims, including attorneys' fees and disbursements arising out of a breach of the foregoing representation. The provisions of this Article shall survive the expiration or sooner termination of this Lease.

         SIXTY-NINTH: Notwithstanding anything contained in this Lease to the contrary, it is specifically understood and agreed by Tenant that Tenant shall not be entitled to and hereby waives any claim to or for
         (i) an abatement of any rent due and payable hereunder, (ii) constructive eviction and (iii) damages (whether actual, special, consequential or punitive) by reason of the demised premises or any portion thereof being rendered inaccessible or unusable or unsuitable for the conduct of Tenant's business as a result of the failure of any building systems (including, but not limited to, air conditioning, heating, ventilation, plumbing or electrical systems, elevator equipment, alarm and security devices) or any computers or processing units or chips which may control or operate any such systems to read or process (or process accurately) any data (including dates or times) relating to the year 2000.

         SEVENTIETH: Supplementing Article FIFTY-SEVENTH, Tenant shall not be required to make any payments under such Article until July, 2000.

         SEVENTY-FIRST:

          (a) Landlord shall be required to perform only such work in the demised premises (the "INITIAL ALTERATIONS") as is described in the plans (the "PLANS") submitted to the Landlord by Tenant provided, however, that Landlord shall have the right to make any changes thereto (upon notice to Tenant) which are required by any governmental department or bureau having jurisdiction over the demised premises. The Initial Alterations shall be deemed to have been substantially completed even though there shall not then have been completed minor details or adjustments the non-completion of which shall not materially interfere with Tenant's ability to perform any of Tenant's work or conduct its business in the demised premises ("PUNCHLIST ITEMS").

          (b) Landlord's performance of the Initial Alterations in conformity with the Plans shall not make Landlord liable for any expense or claim which may arise from or relate to the failure of such work to meet applicable laws, rules, ordinances, requirements and/or regulations of any governmental or quasi-governmental authority having jurisdiction thereover, nor shall Landlord's performance of the Initial Alterations in conformity with such Plans constitute an express or implied representation of Landlord that all or any part of the work performed pursuant to the Plans is suitable for the particular requirements of Tenant or any specific or general use or purpose of Tenant.

          (c) Landlord shall cause the Plans and any notices or forms relating thereto to be filed with and approved by any governmental and quasi-governmental authorities having jurisdiction over the Initial Alterations to be performed pursuant thereto. All costs, fees and expenses incurred in connection with obtaining the approvals of and filings with such governmental and quasi-governmental authorities shall be paid by Landlord out of the Tenant Fund (defined below). Any additional approvals or filings necessitated by changes made by Tenant to the Plans shall similarly be paid out of monies available under the Tenant Fund. Within a reasonable time following Tenant's request, Landlord will deliver to Tenant copies of invoices (receipted, where possible) and/or other evidence of the cost of the performance of the Initial Alterations.

          (d) The Initial Alterations performed pursuant to the Plans shall be performed (i) by the contractors and subcontractors retained for that purpose by Landlord or its agents and (ii) in a good and workmanlike manner. Landlord agrees that it or its agents will confer with Tenant or Tenant's architect or engineer in connection with such Initial Alterations.

          (e) Subject to the provisions of this Article, Landlord shall contribute a maximum of $525,000 (the "TENANT FUND") toward the cost of (i) the Initial Alterations and (ii) any expenses incurred by Landlord pursuant to subparagraph (c) above. However, Landlord and Tenant agree that Tenant will be solely responsible for the cost of the Initial Alterations to the extent the Initial Alterations exceed $525,000. Landlord shall provide Tenant with a statement showing how the amount required to be paid by Tenant was determined. To the extent the cost of performing the Initial Alterations shall exceed the Tenant Fund, Tenant shall be solely responsible therefor.

          (f) Provided no event of default under this Lease by Tenant shall have occurred and be continuing, Landlord shall disburse portions of the Tenant Fund to the contractors, subcontractors and materialmen which are being used in connection with the Initial Alterations. Copies of all invoices (receipted, where available) reflecting the work performed and the amounts paid in connection therewith shall be made available to Tenant upon its request.

          (g) Notwithstanding anything to the contrary contained in this Article, Tenant shall have the option of electing to itself perform the Initial Alterations. If Tenant so elects, subparagraphs (a)-(f) shall be rendered null and void and the following provisions shall instead be applicable:

               (1) Landlord shall contribute an amount not to exceed $525,000 ("Landlord's Contribution Fund") toward the cost of the Initial Alterations.

               (2) Landlord shall disburse a portion of Landlord's Contribution Fund to Tenant from time to time within thirty (30) days after receipt of the items set forth in subparagraph (3) hereof, provided that on the date of a request and on the date of disbursement from Landlord's Contribution Fund no event of default hereunder shall have occurred beyond notice and be continuing beyond the expiration of any applicable grace or cure period. Disbursements from Landlord's Contribution Fund shall not be made more frequently than monthly, and shall be in an amount equal to the aggregate amounts theretofore paid or payable (as certified by a financial officer of Tenant and Tenant's independent, licensed architect) to Tenant's contractors, subcontractors and materialmen for work which has not been the subject of a previous disbursement from the Tenant Fund multiplied by a fraction, the numerator of which is $525,000 and the denominator of which is the total cost of the Initial Alterations as estimated by Tenant's independent architect and as approved by Landlord (which approval shall not be unreasonably withheld), which fraction shall be subject to readjustment as provided by subparagraph (3) hereof (but in no event shall such fraction be greater than one (1)).

               (3) Landlord's obligation to make disbursements from Landlord's Contribution Fund shall be subject to Landlord's verification of the total cost of the Initial Alterations as estimated by Tenant's independent architect and receipt of:
                    (A) a request for such disbursement from Tenant signed by a financial officer of Tenant, together with the certification required by subparagraph (2) hereof, (B) copies of all receipts, invoices and bills for the work completed and materials furnished in connection with the Initial Alterations and incorporated in the demised premises which are to be paid from the required disbursement or which have been paid by Tenant and for which Tenant is seeking reimbursement, (C) copies of all contracts, work orders, change orders and other materials relating to the work or materials which are the subject of the requested disbursement or reimbursement, (D) if requested by Landlord, waivers of lien from all contractors, subcontractors and materialmen involved in the performance of the Initial Alterations relating to the portion of the Initial Alterations theretofore performed and materials theretofore provided and for which previous disbursements and/or the requested disbursement has been or is to be made (except to the extent such waivers of lien were previously furnished to Landlord upon a prior request), and (E) a certificate of Tenant's independent architect stating (i) that, in his opinion, the portion of the Initial Alterations theretofore completed and for which the disbursement is requested was performed in a good and workerlike manner and substantially in accordance with the final detailed plans and specifications for such Initial Alterations, as approved by Landlord, (ii) the percentage of completion of the Initial Alterations as of the date of such certificate, and (iii) the revised estimated total cost to complete the Initial Alterations. If the revised estimated total cost of the Initial Alterations increases above the original estimated total cost of the Initial Alterations by more than five percent (5%), then the denominator of the fraction referred to in subparagraph (2) hereof shall be adjusted appropriately.

               (4) In no event shall the aggregate amount paid by Landlord to Tenant under this Article exceed the amount of Landlord's Contribution Fund. Upon the completion of the Initial Alterations and satisfaction of the conditions set forth in subparagraph (5) hereof, any amount of Landlord's Contribution Fund which has not been previously disbursed shall be retained by Landlord. Upon the disbursement of the entire Landlord's Contribution Fund (or the portion thereof if upon completion of the Initial Alterations of Landlord's Contribution Fund is not exhausted), Landlord shall have no further obligation or liability whatsoever to Tenant for further disbursement of any portion of Landlord's Contribution Fund to Tenant. It is expressly understood and agreed that Tenant shall complete, at its sole cost and expense, the Initial Alterations, whether or not Landlord's Contribution Fund is sufficient to fund such completion. Any costs to complete the Initial Alterations in excess of Landlord's Contribution Fund shall be the sole responsibility and obligation of Tenant.

               (5) Within thirty (30) days after completion of the Initial Alterations, Tenant shall deliver to Landlord general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of the Initial Alterations and the materials furnished in connection therewith (unless same previously were furnished pursuant to subparagraph (3) above), and a certificate from Tenant's independent architect certifying that (i) in his opinion the Initial Alterations have been performed in a good and workerlike manner and completed in accordance with the final detailed plans and specifications for such Initial Alterations as approved by Landlord and (ii) all contractors, subcontractors and materialmen have been paid for the Initial Alterations and materials furnished through such date. Notwithstanding the foregoing, Tenant shall not be required to deliver to Landlord any general release or waiver of lien if Tenant shall be disputing in good faith the payment which would otherwise entitle Tenant to such release or waiver, provided that Tenant shall keep Landlord advised in a timely fashion of the status of such dispute and the basis therefor and Tenant shall deliver to Landlord the general release or waiver of lien when the dispute is settled. Nothing contained in this Section, however, shall relieve Tenant from complying with the provisions of Article SIXTEENTH hereof.

         SEVENTY-SECOND:

               (a) Subject to and in accordance with the provisions of this Article, Tenant shall have an option (the "Expansion Option") to lease the Expansion Space (as defined below) for a term to commence as provided in paragraph (c) below.

               (b) The "Expansion Space" shall mean all or any portion of the portion of the seventh (7th) floor in the Building which is currently occupied by Robins & Associates LLP pursuant to a lease which expires on April 30, 2003.

               The day following the expiration date of the lease with Robins & Associates LLP is hereinafter called the "Expansion Space Scheduled Commencement Date".

               (c) Not later than the earlier of (i) six (6) months prior to the Expansion Space Scheduled Commencement Date, or (ii) (if the Expansion Space is expected to become available prior to the stated expiration date of the lease for such Expansion Space), thirty (30) days after Landlord shall notify Tenant in writing that the Expansion Space is expected to become available for Tenant's occupancy and setting forth a revised Expansion Space Scheduled Commencement Date, Tenant shall, if it so elects, give Landlord a written notice (the "Expansion Notice") exercising the Expansion Option with regard to the Expansion Space. Subject to the provisions of subparagraph (m) below, if Tenant timely commits to exercise the Expansion Option, then the parties hereto shall be immediately bound thereby and shall promptly execute and deliver a written amendment to this Lease, so that the Expansion Space shall be added to and included in the demised premises for the period (the "Expansion Space Term") (i) commencing on the date (the "Expansion Space Inclusion Date") which is the earlier to occur of (Y) the date on which Tenant shall take exclusive possession of the Expansion Space for purposes of construction or the conduct of business, and (Z) the later to occur of (a) the date on which Landlord shall have delivered exclusive possession of the Expansion Space to Tenant with any work to be performed by Landlord therein substantially complete and broom clean and free of all tenancies, and (b) the Expansion Space Scheduled Commencement Date, and (ii) ending on the Expiration Date of this Lease (as same may have been extended pursuant to the terms of this Lease).

               The inclusion of the Expansion Space shall be upon all the terms and conditions of this Lease, except as otherwise stated in this Article, and upon such additional terms and conditions as are set forth in this Article

               (d) As of the Expansion Space Inclusion Date, the term "The Percentage", as defined in Article FIFTY-EIGHTH (a)(ii), shall be increased by a percentage equal to the quotient obtained by dividing (i) the rentable square footage of the applicable Expansion Space (the "Expansion Space Rentable Area") by (ii) 336,449, which is the rentable square footage of the Building. The monthly water and sprinkler charge for the demised premises shall be increased proportionately for the Expansion Space to reflect the inclusion of the Expansion Space upon the Expansion Space Inclusion Date.

               (e) In the event Tenant shall elect to exercise its Expansion Option as provided herein, Landlord's sole obligation with respect thereto shall be to (i) make a contribution (the "CONTRIBUTION") toward the cost of Tenant's work undertaken in connection with Tenant's initial occupancy of the Expansion Space. The Contribution shall be equal to the product of $25 per rentable square foot of the Expansion Space times a fraction, the numerator of which is the number of months remaining in this Lease (excluding the Extension Term) and the denominator of which is 85 (which is the total number of months in this Lease (excluding the Extension Term)) and (ii) perform the work required with respect thereto if Tenant so elects and otherwise in accordance with the provisions of Article SEVENTY-FIRST hereof (the sole difference being the amount of the Contribution, which shall be determined as set forth in Subparagraph (i) of this subparagraph (e). To the extent the cost of such work shall exceed the Contribution, Tenant shall be solely responsible therefor.

               (f) The fixed annual rent for the Expansion Space during the Expansion Space Term shall be equal to the product of (i) the Expansion Space Rentable Area, multiplied by (ii) the per square foot fixed annual rent then in effect for the then existing demised premises, including without limitation all escalations and additional rent which is then payable by Tenant as provided in this Lease.

               (g) Tenant shall pay to Landlord additional rent with respect to the Expansion Space from and after the Expansion Space Inclusion Date in accordance with all of the terms and conditions of Articles FIFTY-SEVENTH and FIFTY-EIGHTH and the other provisions of this Lease, except that:

                    (i) The Percentage, with respect to such Expansion Space shall be increased as set forth in subparagraph (d) above;

                    (ii) the base tax year with respect to such Expansion Space shall be the fiscal tax year in which the Expansion Space Inclusion Date occurs; and

                    (iii) the Base Year with respect to cost of living adjustments shall be the full calendar year in which the Expansion Space Inclusion Date occurs.

               (h) Any work performed by Tenant in any Expansion Space shall be subject to the terms, conditions and provisions of this Lease.

               (i) (i) Once Tenant has delivered the Expansion Notice, Landlord shall use reasonable efforts to deliver possession of the Expansion Space to Tenant on or prior to the Expansion Space Scheduled Commencement Date. If Landlord fails to cause the Expansion Space Inclusion Date to occur on or prior to such Expansion Space Scheduled Commencement Date and such failure is due to (A) the holding over or retention of possession by the tenant of the Expansion Space, and/or (B) any other reason outside of Landlord's control, then (X) provided Landlord complies with the provisions set forth in clause
                    (Z) below, Landlord shall not be subject to any liability for failure to give possession on such date, (Y) Tenant waives the right to rescind its Lease of the then existing demised premises leased hereunder or to recover any damages that may result from the failure of Landlord to deliver possession of the Expansion Space and agrees that the provisions of this subparagraph shall constitute an "express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law and (Z) Landlord shall promptly institute and thereafter diligently prosecute holdover or other appropriate proceedings (or settle the same under a settlement stipulation providing for the occupant to vacate the Expansion Space on a date which Landlord reasonably believes is a date earlier than the date on which Landlord would obtain possession of the Expansion Space if Landlord were to continue to diligently prosecute such holdover or other appropriate proceeding) against any occupant of the Expansion Space.

                    (ii) Notwithstanding Tenant's waiver pursuant to subparagraph (i) above, if Landlord shall be unable to cause the Expansion Space Inclusion Date to occur on or prior to the date which is 180 days after the Expansion Space Scheduled Commencement Date, then Tenant shall, at Tenant's option, have the right to rescind its election to lease the applicable Expansion Space by giving notice (an "Option Cancellation Notice") to Landlord within thirty (30) days after the expiration of such 180 day period, which cancellation shall be effective as of the date on which Landlord receives the Option Cancellation Notice; provided, however, that if Landlord causes the Expansion Space Inclusion Date to occur on or prior to the date on which Landlord receives Tenant's Option Cancellation Notice, such notice shall be null and void, and Tenant's lease of the Expansion Space shall continue in full force and effect in accordance with the provisions hereof, as if such Option Cancellation Notice was never delivered.

               (j) The Expansion Option available to Tenant hereunder is subject to the conditions that on the date Tenant delivers to Landlord the Expansion Notice, and on the Expansion Space Inclusion Date,
               (i) Tenant shall not be in default under this Lease beyond notice and the expiration of any applicable grace or cure period, (ii) Tenant shall be in actual physical occupancy of the then existing demised premises and there shall not then be in effect one or more subleases pursuant to which Tenant has subleased in the aggregate more than 25% of the then existing demised premises, and (iii) there shall not then be in effect an assignment of this Lease, except an assignment which does not require Landlord's consent. Any attempt to exercise the Expansion Option under any one or more of such circumstances shall be null and void.

               (k) Tenant shall be given the first opportunity to Lease the Expansion Space in accordance with the terms of this Article, provided, however, that if Tenant does not elect to exercise the Expansion Option with respect to the Expansion Space in accordance with this Article and within the applicable time period, time being of the essence, then (i) Tenant shall have forever waived and relinquished its right to exercise the Expansion Option with respect to the Expansion Space, (ii) Landlord shall at any time thereafter be entitled to lease the Expansion Space to others at such rental and upon such terms and conditions as Landlord in its sole discretion may desire, and
               (iii) Tenant, upon Landlord's request, shall promptly deliver to Landlord (and any other person or entity designated by Landlord) a notice acknowledging that Tenant has forever waived and relinquished its right to exercise the Expansion Option. Notwithstanding the foregoing, if Landlord shall not have entered into a lease for the Expansion Space on or before the nine (9) month anniversary of the Expansion Space Scheduled Commencement Date, Tenant shall thereafter have a right of first refusal with respect to such Expansion Space pursuant to the provisions of Article SEVENTY-NINTH hereof.

     SEVENTY-THIRD: (a) Provided this Lease shall then be in full force and effect and Tenant shall not be in default hereunder beyond any applicable notice or grace period either as of the date of Tenant's exercise of the extension option described herein or as of the day which would otherwise be the first day of the Extension Term, as defined herein (which conditions regarding default may be waived by Landlord in its sole discretion), Tenant shall have the right, at its option, to extend the term of this Lease for a single five
     (5) year period (the "Extension Term"). The Extension Term shall commence on the day immediately following the original expiration date of this Lease and shall expire on the day prior to the fifth (5th) anniversary of such date unless the Extension Term shall sooner end pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law. Tenant shall give Landlord written notice of Tenant's intention to exercise such option on or before the date which is nine (9) months prior to the original Expiration Date, the time of exercise being of the essence, and upon the giving of such notice, this Lease and the term hereof shall be extended without execution or delivery of any other or further documents, with the same force and effect as if the Extension Term had originally been included in the term of this Lease, and the Expiration Date of this Lease shall thereupon be deemed to be the last day of the Extension Term. All of the terms, covenants and conditions of this Lease shall continue in full force and effect during the Extension Term, including items of additional rent and escalation rent which shall remain payable on the terms herein set forth, except that (i) the fixed annual rent shall be calculated at the rate of $27.50 per rentable square foot per annum, and (ii) Tenant shall have no further right to extend the term of this Lease pursuant to this Article.

     (b) Promptly after the fixed annual rent for the Extension Term has been determined, Landlord and Tenant shall execute and deliver an agreement setting forth the annual rent for the demised premises (including the Expansion Space if same is then being leased by Tenant) for the Extension Term, provided the failure of the parties to do so shall not affect their respective rights and obligations hereunder.

     SEVENTY-FOURTH: Landlord and Tenant understand and agree that Tenant will obtain its electricity for the demised premises through the presently existing wiring and equipment servicing the demised premises, either on a "submetering basis" or on a "rent inclusion" basis. Initially, the parties agree, electricity distribution shall be on a "submetering" basis. If for any reason beyond Landlord's control, including action by government or other authority asserting jurisdiction over the matter, Tenant no longer can so obtain its electricity supply on a "submetering" basis, then and in such event Landlord will redistribute to Tenant the electricity for the demised premises, on a "rent inclusion" basis, as hereinafter provided.

          (A) SUBMETERING: If and so long as Landlord provides electricity to the demised premises on a submetering basis, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at Landlord's Cost (as hereinafter defined), plus 15% thereof. Where more than one meter measures the service of Tenant in the Building, the KWHR and KW recorded by each meter shall be added, and the aggregate billed as if billed from a single meter. Bills therefor shall be rendered at such times as Landlord may elect and the amount, as computed from a meter or meters and determined by Landlord's electrical consultant, in accordance with this Article, shall be deemed to be, and be paid as, additional rent.

     Landlord's Cost for such redistributed electricity shall be equal to Landlord's Cost Rates (as hereinafter defined) for the relevant billing period multiplied by Tenant's electricity consumption (i.e., energy and demand) based on the aforedescribed meter readings as herein provided.

     Landlord's Cost Rates shall be determined as follows:

          "Landlord's Electricity Consumption Cost," (Landlord's cost per KWHR) for any given Utility Billing Period, shall mean the amount arrived at by dividing (i) Landlord's KWHR cost, as indicated on the applicable utility bill (inclusive of any taxes, including any taxes included in the computation of said utility bill) for Landlord's Electricity Consumption for said Utility Billing Period, inclusive of any fuel adjustments or rate adjustments contained in said utility bill allocable to Landlord's Electricity Consumption, by (ii) Landlord's Electricity Consumption as indicated on said bill.

          "Landlord's Electricity Demand Cost," (Landlord's cost per KW) for any given Utility Billing Period, shall mean the amount arrived at by dividing
     (i) Landlord's KW cost, as indicated on the applicable utility bill (inclusive of any taxes, including any taxes included in the computation of said utility bill) for Landlord's Electricity Demand for said Utility Billing Period, inclusive of any rate adjustments contained in said utility bill allocable to Landlord's Electricity Demand (provided that same have not been included in the computation of Landlord's Electricity Consumption
     Cost), by (ii) Landlord's Electricity Demand as indicated on said bill.

          For purposes of determining Landlord's Electricity Consumption Cost and Landlord's Electricity Demand Cost, (i) each amount appearing on any utility bill for demand, energy, fuel or rate adjustments shall be taken into account (where it cannot be determined from the utility bill whether such amount relates to consumption or to demand, it shall be deemed to relate to demand) and (ii) there shall be added to Landlord's Cost a sum equal to Landlord's reasonable fees paid to the electrical consultant and Landlord's overhead, in connection with billing and computing electricity charges for this Tenant.

          It is anticipated that electric rates, charges, etc. may be changed by virtue of changes in methods of billing, and/or electricity purchases and the redistribution thereof, fluctuations in the market price of electricity, changes in electricity and electric service (as defined below), and by the obtaining of electricity from public utilities and/or other providers in addition to, or instead of, Consolidated Edison Co. of New York. Accordingly, Landlord's Cost Rates shall also include Landlord's payments for electricity or electric service, for the applicable monthly or other period, to utilities and/or other providers, including Landlord's cost for any element affecting the generation, transmission, and/or distribution or redistribution of electricity. Any such portions of Landlord's Cost Rates for the Utility Billing Period, or other billing period, shall be equitably allocated to, and included in, Tenant's share of Landlord's Cost for electricity redistributed to Tenant.

          For purposes of this Article, the following terms shall have the following meanings:

          "Utility Billing Period" shall mean the respective periods of electricity consumption and demand for which Landlord is charged on each successive bill from the utility company or companies furnishing electricity to the Building.

          "Landlord's Electricity Consumption", for any given Utility Billing Period, shall mean the number of kilowatt hours of electricity consumed in and for the Building (including common areas, tenantable areas and mechanical areas) during said Utility Billing Period, as indicated on the applicable utility bill(s).

          "Landlord's Electricity Demand", for any given Utility Billing Period, shall mean the number of kilowatts of electricity demanded in and for the Building (including common areas, tenantable areas and mechanical areas) during said Utility Billing Period, as indicated on the applicable utility bill(s).

          Electricity and electric service, as used herein, shall mean any element affecting the generation, transmission, and/or distribution or redistribution of electricity, including but not limited to services which facilitate the distribution of service.

          (B) RENT INCLUSION: If and so long as Landlord provides electricity to the demised premises on a rent inclusion basis, Tenant agrees:

          1. The fixed annual rent shall be increased by the amount of the Electricity Rent Inclusion Factor ("ERIF"), as hereinafter defined. Tenant acknowledges and agrees (i) that the fixed annual rents hereinabove set forth in this Lease do not yet, but are to include an ERIF to compensate Landlord for electrical wiring and other installations necessary for, and for its obtaining and making available to Tenant, the redistribution of, electric current as an additional service; and (ii) that such ERIF, which is a portion of the fixed annual rent, shall be subject to periodic adjustments as herein provided.

          2. The ERIF shall be based in part on a survey of Tenant's consumption of redistributed electricity, made as hereinafter provided, and shall be equal to a sum equal to Landlord's cost ("Landlord's Cost") for such electricity, plus 15% thereof. Landlord's Cost for such redistributed electricity shall be equal to Landlord's Cost Rates (as hereinbefore defined) for the relevant billing period(s) multiplied by Tenant's electricity consumption (i.e. energy and demand) based on the most recent survey thereof, all as hereinafter provided. If after the start of the relevant billing period, the cost to Landlord of electricity shall be increased or decreased, by change in Landlord's electric rates or service classifications, or electricity charges including changes in market prices, or by changes in fuel adjustments, or by taxes or charges of any kind imposed on Landlord's electricity purchases, or on Landlord's electricity redistribution, or for any other such reason, then the ERIF, based on the most recent survey, shall be redetermined, effective as of the date of such change in Landlord's rates, etc., by Landlord's electrical consultant, in accordance with the provisions hereof.

          3. The parties agree that a reputable, independent electrical consultant, selected by Landlord ("Landlord's electrical consultant") and paid for by Landlord, shall by survey determine an estimate of Tenant's demand and energy in order to calculate the ERIF in accordance with this Article, and that Landlord's electrical consultant may from time to time make surveys in the demised premises of the electrical equipment and fixtures and the use of current in and for such space. The ERIF portion of the fixed annual rent shall then be appropriately adjusted, effective as of the date of each said survey, and in accordance with the provisions hereof.

          Pending the results of the first survey and determination to be made by Landlord's consultant, as herein provided, Tenant shall pay to Landlord a temporary ERIF at the rate of $3.00 per rentable square foot per year (which temporary charge shall thereafter be adjusted by survey and computations as hereinafter provided), for any portion of the demised premises receiving electricity on a rent inclusion basis. Said temporary payments shall be adjusted between Landlord and Tenant, by appropriate payments thereafter or by rent credits, retroactive to Tenant's commencement of electricity charges payable by Tenant hereunder under rent inclusion. Within three (3) months after Tenant's commencement of being provided electricity on a rent inclusion basis, Landlord will cause such a survey and determination to be made of the electricity consumption in and for said space; the initial survey's ERIF shall be payable from the date of the start of rent inclusion hereunder. Thereafter, the ERIF shall be adjusted in accordance with surveys and determinations by Landlord's electrical consultant, retroactive to the date of such survey subsequent to the initial survey of the demised premises.

          The parties understand and agree that in any survey of Tenant's electricity consumption in and for the demised premises, the consultant's survey results shall be calculated to reflect a proper demand (diversity) factor.

          (C) GENERAL CONDITIONS: If any tax is imposed upon Landlord's receipt from the sale or resale or redistribution of electrical energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority, Tenant covenants and agrees that, where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to, and included in the ERIF or in the bill of, and paid by, Tenant to Landlord (unless already included in Tenant's ERIF or additional rent, as above provided). The determinations by Landlord's electrical consultant shall be binding and conclusive on Landlord and on Tenant from and after the delivery of copies of such determinations to Landlord and Tenant, unless, within thirty (30) days after delivery thereof, Tenant disputes such determination. If Tenant so disputes the determination, it shall, at its own expense, obtain from a reputable, independent electrical consultant its own determinations in accordance with the provisions of this Article. Tenant's consultant and Landlord's consultant then shall seek to agree. If they cannot agree within thirty (30) days, they shall choose a third reputable electrical consultant, whose cost shall be shared equally by the parties, to make similar determinations which shall be controlling. (If they cannot agree on such third consultant within ten (10) days, then either party may apply to the Supreme Court in the County of New York for such appointment.) However, pending such controlling determinations, Tenant shall pay to Landlord the amount of additional rent or ERIF in accordance with the determinations of Landlord's electrical consultant. If the controlling determinations differ from Landlord's electrical consultant, then the parties shall promptly make adjustment for any deficiency owed by Tenant or overage paid by Tenant.

          At Landlord's option, Tenant agrees to purchase from Landlord all lamps and bulbs used in the demised premises and to pay for the cost of installation thereof, all at competitive prices. Landlord shall not be liable to Tenant, except for negligence or willful misconduct of Landlord, its employees or agents, for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the Building and the demised premises, or the risers or wiring installation. Tenant agrees not to connect any additional electrical equipment to the Building electric distribution system, other than lamps, typewriters and other small office machines (including fax machines and p.c.'s) which consume comparable amounts of electricity, without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

          Any additional riser or risers to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or the demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers, Landlord will also at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith, subject to the aforesaid terms and conditions.

          If all or part of the ERIF, or the submetering additional rent, payable in accordance with this Article becomes uncollectible or reduced or refunded by virtue of any law, order or regulation, the parties agree that, at Landlord's option, in lieu of ERIF, or submetering additional rent, and in consideration of Tenant's use of the Building's electric distribution system and receipt of redistributed electricity and payment by Landlord of consultant's fees and other redistribution costs, the fixed annual rental rate(s) to be paid under this Lease shall be increased by an "alternative charge" which shall be a sum equal to Landlord's Cost for electricity redistributed to Tenant, as hereinabove defined, plus 15% thereof (or the maximum such percentage then permitted by law).

          Landlord reserves the right, subject to the first paragraph of this Article, at any time, upon thirty (30) days' written notice, to change its furnishing of electricity to Tenant from a submetering basis to a rent inclusion basis, or vice versa or to change to the distribution of less than all the components of the existing service to Tenant. Landlord reserves the right to terminate the furnishing of electricity on a rent inclusion, submetering, or any other basis at any time, upon thirty (30) days' written notice to the Tenant, in which event the Tenant may make application directly to the public utility for the Tenant's entire separate supply of electric current and Landlord shall permit its wires and conduits, to the extent available and safely capable, to be used for such purpose, but only to the extent of Tenant's then authorized connected load.


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


          Any meters, risers, or other equipment or connections necessary to enable Tenant to obtain electric current directly from such utility and/or other providers, shall be installed at Tenant's sole cost and expense. Only rigid conduit or electricity metal tubing (EMT) will be allowed. The Landlord, upon the expiration of the aforesaid thirty (30) days' written notice to the Tenant, plus any additional time reasonably required for Tenant's receiving such direct service (except to the extent, if any, that sooner termination may be required by law), may discontinue furnishing the electric current, but this Lease shall otherwise remain in full force and effect. If Tenant was provided electricity on a rent inclusion basis when it was so discontinued, then commencing when Tenant receives such direct service and as long as Tenant shall continue to receive such service, the fixed annual rent payable under this Lease shall be reduced by the amount of the ERIF which was payable immediately prior to such discontinuance of electricity on a rent inclusion basis.

          (d) Anything hereinabove to the contrary notwithstanding, (i) in no event is the ERIF, or any submetering additional rent charge, to be less than an amount equal to the total of Landlord's payment to the public utility for the electricity consumed by Tenant (and any taxes thereon or on redistribution of same) and (ii) if Landlord should change from submetering to rent inclusion, Tenant's cost of using electricity within the demised premises will not increase solely as a result of such change.

     SEVENTY-FIFTH: Tenant may have twenty-five (25) listings on the Building's lobby directory at no cost or expense to Tenant and, if Tenant shall take additional space in the Building as provided herein, the number of listings shall be increased proportionately, also at no cost or expense to Tenant. Notwithstanding the foregoing, if after the date hereof Landlord shall operate a computerized directory wherein the Building's tenants shall be listed, Tenant shall be permitted a like number of computerized directory listings. The initial listings and the initial computer programming shall be without charge to Tenant. From time to time, but not more frequently than once every three (3) months, Landlord shall change the directory listings or reprogram the computerized directory to reflect such changes in the listings therein as Tenant shall request, and Tenant, promptly after such request, shall pay to Landlord its then customary new listing or reprogramming charge for each new listing or change that Tenant requests.

     SEVENTY-SIXTH: In connection with Tenant's use of the Building's freight elevators during the period of its Initial Alterations only, (i) during normal business hours, there will be no cost to Tenant to the extent it uses such freight elevators; and (ii) during hours other than normal business hours, Tenant's sole cost will be reimbursement of Landlord's actual out-of-pocket costs for overtime payments made to the Building's elevator operators in connection therewith. Such costs shall be deemed additional rent hereunder and shall be payable within twenty (20) days after request therefor.

     SEVENTY-SEVENTH: (a) Except as otherwise provided herein, Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Lease, nor underlet, or suffer, or permit the demised premises or any part thereof to be used or occupied by others, without the prior written consent of Landlord in each instance. If this


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

     Lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant, or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. A modification, amendment or extension of a sublease shall be deemed a sublease, thereby requiring Landlord's consent (but only if Landlord's consent was required in the first instance). If any lien is filed against the demised premises or the Building for brokerage services claimed to have been performed for Tenant, whether or not actually performed, the same shall be discharged by Tenant within thirty (30) days after Tenant learns of such filing, at Tenant's expense, by filing a bond required by law, or otherwise, and paying any other necessary sums, and Tenant agrees to indemnify Landlord and its agents and hold them harmless from and against any and all claims, losses or liability resulting from such lien for brokerage services rendered.

          (b) If Tenant desires to assign this Lease or to sublet all or any portion of the demised premises, it shall first submit in writing to Landlord the documents described in Paragraph (c) hereof and shall offer in writing, (i) with respect to a prospective assignment, to assign this Lease to Landlord without any payment of moneys or other consideration therefor, or, (ii) with respect to a prospective subletting, to sublet to Landlord the portion of the demised premises involved ("Leaseback Area") for the term specified by Tenant in its proposed sublease and at the lower of (A) Tenant's proposed subrental or (B) at the same rate of fixed rent and additional rent, and otherwise on the same terms, covenants and conditions (including provisions relating to escalation rents), as are contained herein and as are allocable and applicable to the portion of the demised premises to be covered by such subletting. The offer shall specify the date when the Leaseback Area will be made available to Landlord, which date shall be in no event earlier than sixty (60) days nor later than one hundred eighty (180) days following the acceptance of the offer. If an offer of sublease is made, and if the proposed sublease will result in all or substantially all of the demised premises being sublet, then Landlord shall have the option to extend the term of its proposed sublease for the balance of the term of this Lease less one (1) day.

          Landlord shall have a period of thirty (30) days from the receipt of such offer to either accept or reject the same. If Landlord shall accept such offer Tenant shall then execute and deliver to Landlord, or to anyone designated or named by Landlord, an assignment or sublease, as the case may be, in either case in a form reasonably satisfactory to Landlord's and Tenant's counsel.

          If a sublease is so made, it shall expressly:


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


               (i) permit Landlord to make further subleases of all or any part of the Leaseback Area and (at no cost or expense to Tenant) to make and authorize any and all changes, alterations, installations and improvements in such space as necessary;

               (ii) provide that Tenant will, at all times, permit reasonably appropriate means of ingress to and egress from the Leaseback Area;

               (iii) negate any intention that the estate created under such sublease be merged with any other estate held by either of the parties;

               (iv) provide that Landlord shall accept the Leaseback Area "as is" except that Landlord, at Tenant's expense, shall perform all such work and make all such alterations as may be required physically to separate the Leaseback Area from the remainder of the demised premises (if applicable) and to permit lawful occupancy, it being intended that Tenant shall have no other cost or expense in connection with the subletting of the Leaseback Area; and

               (v) provide that at the expiration of the term of such sublease, Tenant will accept the Leaseback Area in its then existing condition, subject to the obligations of Landlord to make such repairs thereto as may be necessary to preserve the Leaseback Area in good order and condition, ordinary wear and tear excepted.

          Landlord shall indemnify and save Tenant harmless from all obligations under this Lease as to the Leaseback Area during the period of time it is so sublet, except for fixed annual rent and additional rent, if any, due under the within Lease, which are in excess of the rents and additional sums due under such sublease.

          Subject to the foregoing, performance by Landlord, or its designee, under a sublease of the Leaseback Area shall be deemed performance by Tenant of any similar obligation under this Lease and any default under any such sublease shall not give rise to a default under a similar obligation contained in this Lease, nor shall Tenant be liable for any default under this Lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the tenant under such sublease or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease.

          (c) If Tenant requests Landlord's consent to a specific assignment or subletting, it shall submit in writing to Landlord (i) the name and address of the proposed assignee or sublessee, (ii) a duly executed counterpart of the proposed agreement of assignment or sublease, (iii) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or sublessee, and as to the nature of its proposed use of the space, and (iv) banking, financial or other credit information relating


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

     to the proposed assignee or sublessee reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or sublessee.

          (d) If Landlord shall not have accepted Tenant's offer as provided in Paragraph (b), then Landlord will not unreasonably withhold or delay its consent to Tenant's request for consent to such specific assignment or subletting. Any such consent of Landlord shall be subject to the terms of this Article and conditioned upon there being no default by Tenant, beyond notice and any grace period, under any of the terms, covenants and conditions of this Lease at the time that Landlord's consent to any such subletting or assignment is requested and on the date of the commencement of the term of any such proposed sublease or the effective date of any such proposed assignment.

          (e) Upon receiving Landlord's written consent (and unless theretofore delivered to Landlord), a duly executed copy of the sublease or assignment shall be delivered to Landlord within ten (10) days after execution thereof. Any such sublease shall provide that the sublease shall comply with all applicable terms and conditions of `this Lease to be performed by Tenant hereunder. Any such assignment of Lease shall contain an assumption by the assignee of all of the terms, covenants and conditions of this Lease to be performed by Tenant.

          (f) Anything herein contained to the contrary notwithstanding:

               (i) Tenant shall not advertise (but may list with brokers) its space for assignment or subletting at a rental rate lower than the greater of the then Building rental rate for such space or the rental rate then being paid by Tenant to Landlord.

               (ii) The transfer of a majority of the issued and outstanding capital stock of any corporate tenant or subtenant of this Lease or a majority of the total interest in any partnership tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease or of such sublease. The transfer of outstanding capital stock of any corporate tenant, for purposes of this Article, shall not include sale of such stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934 as amended, and which sale is effected through the "over-the-counter market" or through any recognized stock exchange.

               (iii) No assignment or subletting shall be made:

                    (A) To any person or entity which shall at that time be a
               tenant, subtenant or other occupant of any part of the Building of which the demised premises form a part, or who dealt with Landlord or Landlord's agent (directly or through a broker) with respect to space in the Building during the six (6) months immediately preceding Tenant's request for Landlord's consent unless such tenant, subtenant or occupant is expanding its space and Landlord has no other suitable space available in the Building or unless the provisions of paragraph (g) below are applicable to the transaction;


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


                    (B) By the legal representatives of Tenant or by any person to whom Tenant's interest under this Lease passes by operation of law, except in compliance with the provisions of this Article;

                    (C) To any person or entity for the conduct of a business
               which is not in keeping with the standards and the general character of the Building of which the demised premises form a part.

          (g) Anything hereinabove contained to the contrary notwithstanding, the offer back to Landlord pursuant to the provisions of Paragraph (b) hereof and the provisions of Paragraph (h) below shall not apply to, and Landlord's consent shall not be required with respect to, an assignment of this Lease, or sublease of all or part of the demised premises, to the parent of Tenant or to a wholly-owned subsidiary of Tenant or of said parent, or to any corporation into or with which Tenant may be merged or consolidated, provided that the net worth of the resulting corporation is at least equal to $50,000,000 at the time of the assignment or commencement of the sublease provided, further, that any such assignment of Lease shall contain an assumption by the assignee of all of the terms, covenants and conditions of this Lease to be performed by Tenant. Tenant agrees that no such assignment or subletting shall be effective unless and until Tenant gives Landlord written notice thereof, together with a true copy of the assignment or of the sublease.

          (h) If Landlord shall not have accepted Tenant's offer to lease back the demised premises and Tenant effects such assignment or subletting, then, except as otherwise provided in subparagraph (g) above, Tenant thereafter shall pay to Landlord a sum equal to fifty (50%) percent of (i) any rent or other consideration paid to Tenant by any subtenant which (after deducting the costs of Tenant, if any, in effecting the subletting, including reasonable alteration costs, commissions and legal fees) is in excess of the rent allocable to the subleased space which is then being paid by Tenant to Landlord pursuant to the terms hereof, and (ii) any other profit or gain (after deducting any necessary expenses incurred) realized by Tenant from any such subletting or assignment. All sums payable hereunder by Tenant shall be payable to Landlord as additional rent upon receipt thereof by Tenant.

               (i) In no event shall Tenant be entitled to make, nor shall Tenant make, any claim and Tenant hereby waives any claim for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim, or defense) based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed its consent or approval to a proposed assignment or subletting as provided for in this Article. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

     SEVENTY-EIGHTH: Intentionally omitted.


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


     SEVENTY-NINTH:

          (i) Provided Tenant shall not then be in default of its material obligations hereunder beyond the expiration of any applicable grace or cure period, in the event Landlord shall receive a bona fide offer during the term hereof to lease any portion of the seventh floor of the Building which is not then being leased by Tenant (subject, however, in the case of the portion of the seventh floor which is currently being leased by Robins & Associates LLP, to the provisions of Article SEVENTY-SECOND of this Lease), Landlord shall send written notice thereof (the "First Refusal Notice") to Tenant by hand or by certified mail, return receipt requested, which notice shall be accompanied by a brief description of the material terms offered by the prospective tenant. Such description shall include the name of the prospective tenant, the space proposed to be leased by the prospective tenant, the square footage of the space, the term of the proposed Lease, the proposed rent, rent escalation terms, free rent, if any, work to be performed by Landlord, if any, the security deposit and the amount to be paid for electricity.

          (ii) Within ten (10) business days after Tenant receives the First Refusal Notice, time being of the essence, Tenant shall have the right to elect to lease the space which is the subject of such Notice on the same terms and conditions as are outlined in such Notice (provided, however, that notwithstanding the term of the proposed lease as specified in the First Refusal Notice, if Tenant elects to exercise its option, the term of Tenant's lease for the space covered by the First Refusal Notice will run through and including the Expiration Date of this Lease), and, if Tenant elects to lease such space on such terms and conditions, Landlord and Tenant shall promptly proceed to enter into a lease (or modification of this Lease) on such terms and conditions provided, however, that (i) notwithstanding the terms provided for in the Notice, the base rent to be payable by Tenant with respect to such space shall be the then fixed annual rent then being paid by Tenant with respect to the demised premises, as same may have been adjusted and/or escalated in accordance with the provisions of this Lease and (ii) Tenant shall receive a work allowance equal to the product of (1) the number of rentable square feet for such space multiplied by (2) $25.00 times a fraction, the numerator of which is the number of months remaining in the term of this Lease (excluding the Extension Term) as of the commencement date of the term for such space, and the denominator of which is 85.

          (iii) In the event Tenant shall fail or elect not to exercise its option to lease such space within the time provided in Paragraph B above, Landlord shall be free to consummate the transaction summarized in the Notice with the prospective tenant, it being agreed that the terms of the lease entered into between Landlord and the prospective tenant identified in such offer only must be substantially similar to, but not identical to, the summary of the transaction as provided in the Notice.

          (iv) In the event Tenant shall elect not to lease such space and Landlord shall not have consummated the transaction which gave rise to the First Refusal Notice within ninety (90) days following delivery of such First Refusal Notice, then Landlord shall be obligated to again comply with the terms of this Article if it receives a bona fide offer to lease all or any portion of the balance of the seventh floor of the Building (subject, again, to the provisions of Article SEVENTY-SECOND hereof).


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


     EIGHTIETH:

          A. (i) Tenant shall comply with all federal, state and local environmental protection and regulatory laws applicable to the demised premises but only to the extent such compliance is not otherwise the obligation of Landlord under this Lease.

          (ii) Tenant shall not use, generate, manufacture, store or dispose of any Hazardous Substance on, under or about the demised premises or the Building nor transport any Hazardous Substance thereto, except chemicals customarily used in ordinary cleaning activities. Tenant shall promptly advise Landlord, in writing, of any and all (a) enforcement, clean-up, remediation, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable laws relating to any Hazardous Substances in the demised premises and (b) claims, made or threatened by any person (including a governmental authority) against the demised premises, Tenant or Landlord relating to any damage, injury, costs, remedial action or cost recovery compensation arising out of or due to the existence of any Hazardous Substance in or about the demised premises or the Building.

          B. Tenant shall, if required by applicable law, remove all Hazardous Substances from the demised premises upon the expiration or earlier termination of the term of this Lease to the extent such Hazardous Substances are not existing in the demised premises on the Commencement Date. Similarly, to the extent any Hazardous Substances existing in the portion of the demised premises which is not currently occupied by Tenant are required by law to be removed or encapsulated, Landlord, at its sole cost and expense will, at Landlord's option, either remove or encapsulate such Hazardous Substances within 30 days of the date of this Lease.

          C. Tenant shall defend, indemnify and hold Landlord harmless from and against all actions, causes of action, claims, lawsuits, administrative proceedings, hearings, judgments, awards, fines, penalties, costs (including legal, engineers', experts', investigatory and consulting fees), damages, remediation activities and clean-up costs, liens, and all other liabilities incurred by Landlord whenever incurred, arising out of Tenant's act or failure to act resulting in (1) the existence or presence (or alleged existence or presence) in or about the Building (including the demised premises) of any Hazardous Substance or the release of any Hazardous Substance into the environment, to the extent caused by Tenant, its employees, guests, contractors or agents ; (2) any personal injury or property damage resulting from any Hazardous Substance in or about the Building (including the demised premises), to the extent caused by Tenant, its employees, guests, contractors or agents; (3) the violation of any federal, state or municipal environmental protection or regulatory law caused by Tenant, its employees, guests, contractors or agents; or (4) the commencement or prosecution of any judicial or administrative procedure arising out of any claims under any federal, state or municipal environmental protection or regulatory law or common law cause of action in which Landlord is named a party or in which it may intervene. The obligations of Tenant under this paragraph C shall survive the expiration or earlier termination of the term hereof.

          D. Landlord shall defend, indemnify and hold Tenant harmless from and against all actions, causes of action, claims, lawsuits, administrative proceedings, hearings, judgments, awards, fines, penalties, costs (including legal, engineers', experts', investigatory and consulting fees), damages, remediation activities and clean-up costs, liens, and all other liabilities incurred by Tenant whenever incurred, arising out of Landlord's act or failure (alleged or actual) to act resulting in (1) the existence or presence (or alleged existence or presence) in or about the Building or the demised premises of any Hazardous Substance or the release of any Hazardous Substance into the environment; (2) any personal injury or property damage resulting from any Hazardous Substance in or about the Building or the demised premises; (3) the violation of any federal, state or municipal environmental protection or regulatory law by Landlord, its employees, agents, contractors, licensees, visitors or guests; or (4) the commencement or prosecution of any judicial or administrative procedure arising out of any claims under any federal, state or municipal environmental protection or regulatory law or common law cause of action in which the Building is involved and in which Tenant is named a party. The obligations of Landlord under this paragraph D shall survive the expiration or earlier termination of the term hereof.

          E. "Hazardous Substance" means any hazardous substance as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.ss. 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986; hazardous waste as defined in the Resource Conservation and Recovery Act of 1976, 42 U.S.C.ss. 6901 et seq., as any of the foregoing may be amended or superseded; oil; petroleum product, derivative, compound or mixture; mineral, including asbestos; chemical; gas; medical waste; polychlorinated biphenyls (pcb's); methane; radon; radioactive material; volatile hydrocarbons; or other material, whether naturally occurring, man-made or the by-product of any process, which is toxic, harmful or hazardous or acutely hazardous to the environment or public health or safety; or any other substance the existence of which on or at any property would be the basis for a claim for damages, clean-up costs or remediation costs, fine, penalty or lien under any federal, state or municipal environmental protection or regulatory law or applicable common law.

     EIGHTY-FIRST: Landlord represents that (a) it is the fee owner of the Building and the land upon which the Building is located and (b) there is presently no mortgage encumbering the Building.

                                    7TH FLOOR

                                  1333 BROADWAY

                                  "FLOOR PLAN"